UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04889

Exact name of registrant as specified in charter:	abrdn Healthcare Investors

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Sharon Ferrari
abrdn Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2024

Item 1. Reports to Stockholders.

(a)

abrdn Healthcare Investors (HQH)
Annual Report
September 30, 2024
abrdn.com

Managed Distribution Policy  (unaudited)

In February 2024, the Board of Trustees (the "Board") of the abrdn Healthcare Investors (the "Fund") approved the continuation of the managed distribution policy ("MDP") and determined to increase the rolling distribution rate from 8% to 10% based on the average daily net asset value of the previous three months as of the month-end prior to declaration for the 12-month period commencing with the distribution paid on March 28, 2024. In May 2024, the Board determined to increase the rolling distribution rate from 10% to 12% commencing with the distribution payable on June 28, 2024. The Fund intends to maintain the increased MDP for at least 12 months from the distribution payable date unless there is significant and unforeseen change in market conditions.
With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the estimated amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Board may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification  (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.
The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.
Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, September 30. Under Section 19 of the Investment Company Act of
1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the  Fund assets are denominated.
The distributions for the fiscal year ended September 30, 2024 consisted of 27% net investment income, 44% net realized gains and 29% tax return of capital.
In January 2025, a Form 1099-DIV will be sent to shareholders, which will state the final amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2024 calendar year.

abrdn Healthcare Investors

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Annual Report, which covers the activities of abrdn Healthcare Investors (the “Fund”), for the fiscal year ended September 30, 2024. The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in securities of healthcare companies. In addition, the Fund seeks to provide regular distribution of realized capital gains.
Effective close of regular business on October 27, 2023, abrdn Inc. assumed responsibility for the management of four former Tekla Capital Management LLC closed-end funds: abrdn Healthcare Investors (Ticker: HQH), formerly Tekla Healthcare Investors, abrdn Life Sciences Investors (Ticker: HQL), formerly Tekla Life Sciences Investors, abrdn Healthcare Opportunities Fund (Ticker: THQ), formerly Tekla Healthcare Opportunities Fund and abrdn World Healthcare Fund (Ticker: THW), formerly Tekla World Healthcare Fund.
Total Investment Return1
For the fiscal year ended September 30, 2024, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark, is as follows:
NAV[2],[3]	21.22%
Market Price[2]	34.58%
80% Nasdaq Biotechnology Index, 20% S&P Composite 1500 Health Care Index[4]	21.72%
For more information about Fund performance, please visit the Fund on the web at www.abrdnhqh.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below table represents a comparison between the current fiscal year end and prior fiscal year end of the Fund's market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
9/30/2024	$20.32	$18.62	-8.37%
9/30/2023	$18.84	$15.55	-17.46%
During the fiscal year ended September 30, 2024, the Fund’s NAV was within a range of $17.76 to $21.30 and the Fund’s market price traded within a range of $14.32 to $19.67. During the fiscal year ended September 30, 2024, the Fund’s shares traded within a range of a premium(+)/discount(-) of -19.59% to -7.25%.
Managed Distribution Policy
The Fund has a managed distribution policy that provides for quarterly distributions at a rate set by the Board of Trustees (the "Board"). On February 9, 2024, the Board determined to increase the rolling distribution rate from 8% to 10% for the 12-month period commencing with the distribution payable in March 2024. On May 9, 2024, the Board determined to increase the rolling distribution rate from 10% to 12% based on the average daily net asset value of the

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[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. NAV return data include investment management fees, custodial charges and administrative fees (such as Trustee and legal fees) and assumes the reinvestment of all distributions.
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[2]	Assuming the reinvestment of dividends and distributions.
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[3]	The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
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[4]	The NASDAQ Biotechnology Index is an unmanaged stock market index made up of securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark as either the Biotechnology or the Pharmaceutical industry. The S&P Composite 1500® Health Care Index is an unmanaged index that comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS® Health Care sector. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
abrdn Healthcare Investors	1

Letter to Shareholders  (unaudited)  (continued)

previous three months as of the month-end prior to declaration for the remainder of the 12-month period commenced with the distribution paid on June 28, 2024. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital.
On November 11, 2024, the Fund announced that it will pay on January 10, 2025, a stock distribution of US $0.62 per share to all shareholders of record as of November 21, 2024. This stock distribution will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Shares of common stock will be issued at the lower of the NAV per share or the market price per share with a floor for the NAV of not less than 95% of the market price. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts at Computershare Investor Services who will have whole and fractional shares added to their account.
Shareholders may request to be paid their quarterly distributions in cash instead of shares of common stock by providing advance notice to the bank, brokerage or nominee who holds their shares if the shares are in “street name” or by filling out in advance an election card received from Computershare Investor Services if the shares are in registered form.
The Fund is covered under exemptive relief received by the Fund’s investment manager from the U.S. Securities and Exchange Commission (“SEC”) that allows the Fund to distribute long-term capital gains as frequently as quarterly in any one taxable year.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.
Options Writing
In order to further support the increase in distribution rate for the Fund, the Fund employs a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Fund's shareholders. The Fund's investment team does not anticipate any adverse implications to the Fund's existing total return potential or risk profile as a result of the strategy; however, the investment adviser may choose to decrease or modify its use of the option writing strategy to the extent that it may negatively impact the Fund's ability to benefit from capital appreciation. The Fund currently expects that it will not write options on more than 10% of its assets.
Open Market Repurchase Program
The Board has approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund reports repurchase activity on its website on a monthly basis. For the fiscal year ended September 30, 2024, the Fund did not repurchase any shares through the Program.
On a quarterly basis, the Board will receive information on any transactions made pursuant to this policy during the prior quarter and management will post the number of shares repurchased on the Fund's website on a monthly basis.  Under the terms of the Program, the Fund is permitted to repurchase up to 12% of its outstanding shares of common stock in the open market during any 12-month period.
Portfolio Holdings Disclosure
The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and

2	abrdn Healthcare Investors

Letter to Shareholders  (unaudited)  (concluded)

third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov.
Investor Relations Information
As part of abrdn’s commitment to shareholders, we invite you to visit the Fund on the web at www.abrdnhqh.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.
Enroll in abrdn’s email services and be among the first to receive the latest closed-end fund news, announcements, videos, and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences
Contact Us:
•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter
•	Email: Investor.Relations@abrdn.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).
Yours sincerely,
/s/ Alan Goodson
Alan Goodson
President
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All amounts are U.S. Dollars unless otherwise stated.
abrdn Healthcare Investors	3

Report of the Investment Adviser  (unaudited)

Performance review
For the review period, the Fund returned 21.22%1 net of expenses2, on a net asset value basis versus a return of 21.72% of the Fund’s blended benchmark3.
Market review
Equity markets posted strong gains over the 12-month review period. After a prolonged period of monetary tightening and receding inflationary pressures, the U.S. Federal Reserve (Fed), European Central Bank (ECB), and other central banks started cutting interest rates in 2024. Moreover, investors were factoring in further interest rate reductions in most regions before the end of 2024. However, with some inflationary pressures still lingering, the world’s major central banks have maintained a cautious stance on further interest rate declines.
Economic data has generally been more robust than was feared. The U.S. economy, in particular, has remained resilient and robust, but the labor market has recently shown signs of slowing. Investors continued to be concerned about the outlook for the Chinese economy, especially the country’s real estate sector and resulting implications for global economic growth. The ongoing wars in Ukraine and the Middle East continue to be other key risks.
Despite having a robust positive performance over the last year of approximately 20%, the performance of the healthcare sector lagged that of the broader equity markets (S&P 500 Index total return was approximately 36% for the same period). The underperformance of healthcare equities relative to the S&P 500 can be attributed to several factors. By far the most relevant factor driving this differential in performance is the ongoing surge in interest towards technology stocks, especially those involved in artificial intelligence (AI) and other innovative technologies.  These high growth sectors have diverted investor attention and capital away from more traditional sectors like healthcare. Companies like NVIDIA and Microsoft experienced substantial gains due to their advancements in AI, which eclipsed the steady, albeit slower, growth of companies in the healthcare sector.
Despite the relative underperformance of healthcare as a whole compared to broader equity benchmarks, there were many pockets of strength within the sector. The strong growth of the GLP-1 class of drugs continued to drive the market for obesity and diabetes treatments.  Advancements in gene therapy and cell-based therapies have shown significant potential. Companies focusing on these innovative treatments have made notable strides, offering new hope for treating genetic disorders and certain types of cancer.
The managed-care health insurance sector showed signs of recovery later in the review period but has continued to have mixed results after facing challenges due to increased healthcare utilization. The life science tools and contract research organizations subsectors also have experienced a mixed year. While demand for their services remained strong, particularly in the areas of clinical trials and drug development, the life sciences tools and contract research organizations sector  face continued headwinds in contrast to the previous tailwinds during the pandemic. Healthcare facilities, including hospitals and outpatient centers, continued to adapt to the post-COVID landscape. Many institutions focused on improving operational efficiencies and expanding their service offerings to include more outpatient and telehealth services. In contrast to the managed care space, these types of companies have benefited from the increase in healthcare utilization.
Overall, the healthcare sector’s performance was shaped by a combination of innovation, regulatory changes, and shifting investor preferences. While some subsectors faced challenges, others benefited from the ongoing advancements in medical technology and the growing emphasis on personalized and value-based care.
Portfolio review
The abrdn Healthcare Investors Fund invests broadly in healthcare equities. The Fund emphasizes biotechnology and venture capital opportunities. While the Fund invests across the biotechnology spectrum, it expresses a preference for later-stage biotechnology opportunities. By focusing on innovative biotech companies and leveraging venture capital investments, the Fund aims to capture significant growth potential.
Within the equity portion of the portfolio, Regeneron Pharmaceuticals, a commercial-stage biotechnology company, contributed positively to performance. Better-than-expected quarterly financial results, continued research and development execution, and investor excitement about its drug pipeline underpinned the stock’s strong performance. Meanwhile, Amgen also contributed positively to performance after its CEO provided an upbeat statement on the early results of the company’s experimental obesity drug, MariTide, an antibody-based approach to obesity that has the potential for once-a-month dosing. Vertex Pharmaceuticals also contributed favorably on the back of clinical data presented in late 2023,

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1	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data includes investment management fees, custodial charges and administrative fees (such as Trustee and legal fees) and assumes the reinvestment of all distributions.
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2	Net of expenses – after expenses are deducted.
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3	The blended performance target of the fund consists of 80% NASDAQ Biotechnology Index, and 20% S&P Composite 1500 Health Care Index.
4	abrdn Healthcare Investors

Report of the Investment Adviser  (unaudited)  (continued)

demonstrating the potential for a first-in-class non-opioid pain therapeutic.
In contrast, the share price of Biogen, a biotechnology company, focused on neurodegenerative diseases, share price underperformed for various reasons. However, the company’s main challenge was the lackluster uptake of its Alzheimer’s drug, Leqembi. Additionally, the ramp-up of Skyclarys, a drug used to treat Friedrich’s ataxia (a neurodegenerative disorder), appears to have moderated over the last several months. Humana also weighed on performance. It is a managed care organization providing healthcare coverage to seniors in the Medicare Advantage4 (MA) market.
After several years of robust growth, the company slashed its 2024 and 2025 outlooks in January 2024 due to an MA rate headwind, weakening MA enrollment growth, and elevated MA medical utilization trends. Meanwhile, Rallybio, a clinical-stage biotechnology company focused on preventing fetal and neonatal alloimmune thrombocytopenia through its lead candidate drug, RLYB212 underperformed. The company’s share price declined over the period due to concerns about the lack of near-term clinical catalysts and its cash burn, which have been addressed through a reduced workforce.
The Fund also engaged in a modest degree of call-option5 writing6 and overwriting7, which were additive to performance.
During the review period, the venture capital investment portion of the portfolio added to the Fund’s performance. AstraZeneca purchased Fund holding, Amolyt Pharmaceuticals for a total consideration of $1.05 billion on a cash and debt-free basis. The Fund also benefited when its venture holding Invetx, a pioneer in protein-based therapeutics for animal health, was sold to Dechra Pharmaceuticals Limited for up to $520 million in total consideration on a cash basis.
The Fund’s quarterly distribution8 reflects the Fund's current policy of providing shareholders with a relatively stable cash flow per share. This policy did not have a material effect on the Fund's investment strategy over the reporting period. During the 12-month period ended September 30, 2024, the distributions were comprised of ordinary income, long-term capital gains, and a return of capital.
Outlook and Strategy
Macroeconomic factors remain as unpredictable as ever, with intense scrutiny of data and predictions about when a pivot in interest rate direction will occur. Geopolitical pressures remain elevated throughout the world. Recessionary concerns are all too present, as global growth stagnates while inflationary pressures remain.
The outlook after the November elections, with Republicans potentially gaining control of the federal government next year, including the House of Representatives, adds to some additional uncertainties. Despite these political shifts, the fundamental, long-term drivers for healthcare investments remain robust.
Our primary focus for the portfolio is at the stock level, ensuring the portfolio is well diversified on both a regional and sector basis and robust enough to preserve capital in periods of market weakness. We aim to have exposure to higher-quality businesses within the healthcare sector with the financial strength to withstand volatility and with exposure to strong structural drivers for long-term growth.
In general, healthcare companies' near- and long-term outlooks remain favorable. Long-term demographic trends of an aging population should continue to support the growing demand for new healthcare products and therapies. Innovation within the sector should also help to contribute to the long-term growth of the sector. Due to the healthcare sector’s generally defensive characteristics, we believe its relative underperformance in the short term should position it favorably, especially if the U.S. and global economies slow down.
abrdn Inc.
Risk Considerations
Past performance is not an indication of future results.
The healthcare industries can be volatile and a concentration of investments in any healthcare industry or in healthcare companies generally may increase the risk and volatility of an investment company’s portfolio. No assurance can be given that future declines in the market prices of securities of companies in the industries in which the Fund may invest will not occur, or that such declines will not adversely affect the Fund.
Healthcare-related issuers are likely to be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the healthcare, agricultural and environmental technology industries. Healthcare companies have, in the past, been characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company’s

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4	Medicare Advantage – Health insurance plans offered by private insurance providers approved under the U.S. government’s Medicare program.
{foots1}
5	Call option – A contract that gives the buyer the right, but not the obligation, to buy an asset at a specified price within a set period.
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6	Call-option writing – Selling a call option, which obligates the seller to sell the asset at the strike price if the option is exercised.
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7	Overwriting – Selling a call option on an asset the seller does not expect to reach the strike price before expiration, aiming to collect the premium without exercise.
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8	Distribution – A payment made to its shareholders.
abrdn Healthcare Investors	5

Report of the Investment Adviser  (unaudited)  (concluded)

revenue, obsolete. Obtaining governmental approval from U.S. governmental agencies and from non-U.S. governmental agencies for new products can be lengthy, expensive and uncertain as to the outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Fund.
Intense competition exists within and among certain healthcare industries, including competition to obtain and sustain proprietary technology protection upon which healthcare companies can be highly dependent for maintenance of profit margins and market exclusivity. The complex nature of the technologies involved can lead to patent disputes, including litigation, that may be costly and that could result in a company losing an exclusive right to a patent. Additionally, certain healthcare companies may be exposed to potential product liability risks that are inherent to the healthcare industries. A product liability claim may have a material adverse effect on a company in which the Fund has invested.
All of these factors, as well as others may cause the value of the Fund’s shares to fluctuate significantly over relatively short periods of time.

6	abrdn Healthcare Investors

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark for the 1-year, 3-year, 5-year and 10-year periods ended September 30, 2024.
	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	21.22%	2.52%	9.97%	5.77%
Market Price	34.58%	-0.56%	10.31%	5.22%
80% Nasdaq Biotechnology Index, 20% S&P Composite 1500 Health Care Index	21.72%	0.57%	10.48%	6.20%
Nasdaq Biotechnology Index	21.59%	-1.30%	9.61%	5.87%
Performance of a $10,000 Investment (as of September 30, 2024)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV as of the financial reporting period end date of September 30, 2024. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.abrdnhqh.com or by calling 800-522-5465.
The gross operating expense ratio based on the fiscal year ended September 30, 2024 was 1.12%.
abrdn Healthcare Investors	7

Portfolio Summary  (as a percentage of net assets) (unaudited)
As of September 30, 2024

Asset Allocation
Common Stocks	88.7%
Convertible Preferred Stocks	5.8%
Milestone Interests	2.0%
Convertible Notes	0.3%
Warrants	0.0%
Short-Term Investments	3.3%
Call Options Written	0.0%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

Industries
Biotechnology	61.2%
Pharmaceuticals	18.1%
Health Care Equipment & Supplies	7.1%
Life Sciences Tools & Services	5.6%
Health Care Providers & Services	4.8%
Short-Term Investments	3.3%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

Top Ten Holdings
Amgen, Inc.	7.1%
Regeneron Pharmaceuticals, Inc.	6.8%
Gilead Sciences, Inc.	6.3%
Vertex Pharmaceuticals, Inc.	5.4%
AstraZeneca PLC, ADR	3.5%
Biogen, Inc.	3.4%
Alnylam Pharmaceuticals, Inc.	2.6%
Eli Lilly & Co.	2.4%
Sarepta Therapeutics, Inc.	2.3%
Illumina, Inc.	2.1%

8	abrdn Healthcare Investors

Portfolio of Investments
As of September 30, 2024

	Shares or Principal Amount	Value
Convertible Preferred Stocks(a),(b),(c)—5.8%
Biotechnology—3.2%
Abcuro, Inc. Series B	532,816	$ 2,925,000
Arbor Biotechnologies, Inc. Series B, 8.00%	82,076	1,359,999
Arbor Biotechnologies, Inc. Series C	827,250	3,399,998
Arkuda Therapeutics, Inc. Series A, 6.00%(d)	2,353,932	235
Arkuda Therapeutics, Inc. Series B, 6.00%(d)	1,044,322	1,196,584
Flamingo Therapeutics, Inc. Series A3	243,458	1,655,841
Glycomine, Inc. Series C	2,600,000	1,560,000
Hotspot Therapeutics, Inc. Series B, 6.00%	2,875,000	5,947,513
Hotspot Therapeutics, Inc. Series C, 6.00%	632,394	1,842,733
Incendia Therapeutics, Inc. Series A	1,769,383	3,399,993
Priothera Co. Ltd. Series A, 6.00%(d)	346,666	39
Quell Therapeutics Ltd. Series B(e)	1,553,631	3,229,999
Recode Therapeutics, Inc. Series B, 5.00%	331,413	3,060,003
Seismic Therapeutics, Inc. Series B	647,722	2,924,983
Third Arc Bio, Inc. Series A, 8.00%	926,718	1,950,000
		34,452,920
Health Care Equipment & Supplies—0.0%
IO Light Holdings, Inc. Series A2	421,634	42
Pharmaceuticals—2.6%
Biotheryx, Inc. Series E, 8.00%	1,295,238	736,213
Curasen Therapeutics, Inc. Series A Prime(d)	21,114,774	10,124,534
Curasen Therapeutics, Inc. Series B(d)	1,664,794	798,269
Endeavor Biomedicines, Inc. Series B, 8.00%	657,322	4,288,763
Endeavor Biomedicines, Inc. Series C	121,377	791,936
Engrail Therapeutics, Inc. Series B	4,768,649	5,049,999
HiberCell, Inc. Series B	2,773,472	1,220,327
HiberCell, Inc. Series C	1,529,261	708,966
Qlaris Bio, Inc. Series B	4,394,904	3,450,000
		27,169,007
Total Convertible Preferred Stocks		61,621,969
Convertible Notes(a),(b),(c)—0.3%
Biotechnology—0.2%
Hotspot Therapeutics, Inc., 6.00%, 04/10/26	$720,872	720,872
Incendia Therapeutics, Inc., 8.00%, 04/18/25	1,569,230	1,569,230
		2,290,102
Pharmaceuticals—0.1%
HiberCell, Inc., 10.00%, 12/31/25	439,002	439,002
Total Convertible Notes		2,729,104
Common Stocks—88.7%
Biotechnology—57.5%
89bio, Inc.(b)	263,893	1,952,808
AbbVie, Inc.(f)	91,044	17,979,369
Akero Therapeutics, Inc.(b)	57,180	1,640,494
Alkermes PLC(b),(e),(f)	245,593	6,874,148
Alnylam Pharmaceuticals, Inc.(b),(f)	99,548	27,378,686
Amgen, Inc.(f)	233,872	75,355,897
Apellis Pharmaceuticals, Inc.(b)	156,037	4,500,107
Arcellx, Inc.(b)	31,923	2,665,890
Arcutis Biotherapeutics, Inc.(b)	321,390	2,988,927
	Shares or Principal Amount	Value

Argenx SE, ADR(b)	32,495	$ 17,614,890
Arrowhead Pharmaceuticals, Inc.(b)	215,592	4,176,017
Ascendis Pharma AS, ADR(b),(f)	106,298	15,871,354
Biogen, Inc.(b)	187,733	36,390,165
BioMarin Pharmaceutical, Inc.(b)	292,103	20,531,920
BioNTech SE, ADR(b)	131,911	15,667,069
Chinook Therapeutics, Inc. CVR(a),(b),(c)	91,800	207,468
Cytokinetics, Inc.(b),(f)	179,731	9,489,797
Denali Therapeutics, Inc.(b)	215,883	6,288,672
Exelixis, Inc.(b)	201,462	5,227,939
Galera Therapeutics, Inc.(b)	296,462	21,345
Geron Corp.(b)	781,459	3,547,824
Gilead Sciences, Inc.	802,108	67,248,735
GRAIL, Inc.(b)	145,938	2,008,107
Ideaya Biosciences, Inc.(b)	156,629	4,962,007
I-Mab, ADR(b)	53,885	66,817
Immunovant, Inc.(b)	317,954	9,064,868
Insmed, Inc.(b)	54,607	3,986,311
Ionis Pharmaceuticals, Inc.(b)	162,851	6,523,811
Krystal Biotech, Inc.(b)	28,733	5,230,268
Merus NV(b)	56,166	2,806,053
Moderna, Inc.(b)	88,935	5,943,526
Mural Oncology PLC(b),(e)	17,390	54,431
Natera, Inc.(b)	9,368	1,189,268
Neurocrine Biosciences, Inc.(b)	89,226	10,280,620
Novavax, Inc.(b)	37,188	469,684
Nuvalent, Inc., Class A(b)	29,204	2,987,569
Praxis Precision Medicines, Inc.(b)	3,427	197,190
Pyxis Oncology, Inc.(b)	626,637	2,299,758
Rallybio Corp.(b)	755,076	883,439
Regeneron Pharmaceuticals, Inc.(b),(f)	68,690	72,209,676
Rhythm Pharmaceuticals, Inc.(b)	74,675	3,912,223
Sarepta Therapeutics, Inc.(b)	198,030	24,731,967
Scholar Rock Holding Corp.(b)	413,504	3,312,167
Summit Therapeutics, Inc.(b)	745,354	16,323,253
Sutro Biopharma, Inc.(b)	69,389	240,086
TScan Therapeutics, Inc.(b)	138,057	687,524
Ultragenyx Pharmaceutical, Inc.(b),(f)	171,104	9,504,827
uniQure NV(b),(e)	1,039,270	5,123,601
Vaxcyte, Inc.(b)	50,202	5,736,582
Vertex Pharmaceuticals, Inc.(b),(f)	122,159	56,813,708
Xencor, Inc.(b)	78,135	1,571,295
Xenon Pharmaceuticals, Inc.(b)	137,703	5,421,367
Zenas Biopharma, Inc.(b)	51,589	872,886
		609,034,410
Health Care Equipment & Supplies—7.1%
Abbott Laboratories(f)	111,424	12,703,450
Becton Dickinson & Co.	33,002	7,956,782
Boston Scientific Corp.(b),(f)	82,062	6,876,796
Dexcom, Inc.(b),(f)	48,712	3,265,652
Edwards Lifesciences Corp.(b)	41,369	2,729,940
IDEXX Laboratories, Inc.(b),(f)	7,128	3,601,208
Inspire Medical Systems, Inc.(b),(f)	45,501	9,602,986
Insulet Corp.(b),(f)	13,968	3,251,052
Intuitive Surgical, Inc.(b),(f)	32,271	15,853,774
Medtronic PLC(e)	52,381	4,715,862
Stryker Corp.	5,969	2,156,361
Tandem Diabetes Care, Inc.(b),(f)	69,286	2,938,419
Willow Laboratories, Inc.(a),(b),(c)	160,000	16
		75,652,298

abrdn Healthcare Investors	9

Portfolio of Investments   (continued)
As of September 30, 2024

	Shares or Principal Amount	Value
Common Stocks (continued)
Health Care Providers & Services—4.8%
Elevance Health, Inc.	15,833	$ 8,233,160
Guardant Health, Inc.(b)	232,790	5,340,203
HCA Healthcare, Inc.	15,196	6,176,110
McKesson Corp.(f)	6,842	3,382,822
Molina Healthcare, Inc.(b),(f)	14,994	5,166,333
Tenet Healthcare Corp.(b),(f)	28,770	4,781,574
UnitedHealth Group, Inc.	30,505	17,835,663
		50,915,865
Life Sciences Tools & Services—5.6%
Adaptive Biotechnologies Corp.(b)	647,787	3,316,669
Avantor, Inc.(b)	109,660	2,836,904
Danaher Corp.	23,779	6,611,038
Illumina, Inc.(b)	175,353	22,867,785
Medpace Holdings, Inc.(b)	22,111	7,380,652
Thermo Fisher Scientific, Inc.(f)	26,994	16,697,678
		59,710,726
Pharmaceuticals—13.7%
Amylyx Pharmaceuticals, Inc.(b)	1,368,491	4,433,911
AstraZeneca PLC, ADR	479,072	37,324,499
Axsome Therapeutics, Inc.(b)	230	20,670
Bristol-Myers Squibb Co.	95,356	4,933,719
Edgewise Therapeutics, Inc.(b)	139,947	3,735,185
Eli Lilly & Co.(f)	28,630	25,364,462
Fusion Pharmaceuticals, Inc. CVR(a),(b),(c),(e)	7,593	10,478
Intra-Cellular Therapies, Inc.(b),(f)	159,304	11,656,274
Johnson & Johnson(f)	83,099	13,467,024
Marinus Pharmaceuticals, Inc.(b)	1,532,400	2,697,024
Merck & Co., Inc.	113,017	12,834,211
Oculis Holding AG(b),(e)	352,768	4,326,700
Pfizer, Inc.(f)	221,442	6,408,531
Spectrum Pharmaceuticals, Inc. CVR(a),(b),(c)	79,790	0
Structure Therapeutics, Inc., ADR(b)	147,086	6,455,605
Tetraphase Pharmaceuticals, Inc. CVR(a),(b),(c)	28,747	1,725
Teva Pharmaceutical Industries Ltd., ADR(b),(f)	291,666	5,255,821
Zoetis, Inc.(f)	29,733	5,809,234
		144,735,073
Total Common Stocks		940,048,372
Warrants(a),(b),(c)—0.0%
Pharmaceuticals—0.0%
HiberCell, Inc.(expiration date 09/15/28, exercise price $0.46)	1,529,261	2
HiberCell, Inc.(expiration date 09/13/34, exercise price $0.08)	5,487,525	5
		7
	Shares or Principal Amount	Value
Short-Term Investment—3.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.94%(g)	34,431,537	$ 34,431,537
Total Short-Term Investment		34,431,537
Total Investments Before Milestone Interests—98.1% (Cost $899,844,018)		1,038,830,989
	Interests	Value
Milestone Interests(a),(b),(c)—2.0%
Biotechnology—0.3%
Amphivena Milestone Interest	1	$ 0
Invetx, Inc. Milestone Interest	1	3,119,480
		3,119,480
Pharmaceuticals—1.7%
Afferent Milestone Interest	1	0
Amolyt Milestone Interest	1	1,687,388
Ethismos Research Milestone Interest	1	0
Neurovance Milestone Interest	1	16,749,312
		18,436,700
Total Milestone Interests		21,556,180
Total Investments (Cost $906,785,717)—100.1%		1,060,387,169
Liabilities in Excess of Other Assets (0.1%)		(791,217)
Net Assets—100.0%		$1,059,595,952

(a)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Restricted security.
(d)	Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $12,119,661).
(e)	Foreign security.
(f)	A portion of security is pledged as collateral for call options written.
(g)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of September 30, 2024.

ADR	American Depositary Receipt
CVR	Contingent Value Right
PLC	Public Limited Company

10	abrdn Healthcare Investors

Portfolio of Investments   (concluded)
As of September 30, 2024

	Number of Contracts (100 shares each)	Notional Amount ($)	Value ($)
Option Contracts Written—0.0%
Call Options Written—0.0%
Abbott Laboratories Oct24 120 Call	88	(1,056,000)	(5,280)
AbbVie, Inc. Oct24 200 Call	53	(1,060,000)	(11,448)
Alkermes PLC Oct24 30 Call	357	(1,071,000)	(9,817)
Alnylam Pharmaceuticals, Inc. Oct24 290 Call	37	(1,073,000)	(14,245)
Amgen, Inc. Oct24 350 Call	30	(1,050,000)	(1,620)
Ascendis Pharma AS Oct24 150 Call	107	(1,605,000)	(48,150)
Boston Scientific Corp. Oct24 87.5 Call	121	(1,058,750)	(2,723)
Cytokinetics, Inc. Oct24 65 Call	165	(1,072,500)	(6,187)
Dexcom, Inc. Oct24 75 Call	142	(1,065,000)	(5,680)
Eli Lilly & Co. Oct24 940 Call	17	(1,598,000)	(9,860)
IDEXX Laboratories, Inc. Oct24 550 Call	19	(1,045,000)	(3,420)
Inspire Medical Systems, Inc. Oct24 230 Call	47	(1,081,000)	(18,330)
Insulet Corp. Oct24 260 Call	41	(1,066,000)	(10,455)
Intra-Cellular Therapies, Inc. Oct24 80 Call	134	(1,072,000)	(5,360)
Intuitive Surgical, Inc. Oct24 510 Call	21	(1,071,000)	(18,900)
Johnson & Johnson Oct24 170 Call	62	(1,054,000)	(3,534)
McKesson Corp. Oct24 530 Call	20	(1,060,000)	(1,250)
Molina Healthcare, Inc. Oct24 370 Call	29	(1,073,000)	(5,583)
Pfizer, Inc. Oct24 31 Call	342	(1,060,200)	(1,710)
Regeneron Pharmaceuticals, Inc. Oct24 1200 Call	9	(1,080,000)	(1,125)
Tandem Diabetes Care, Inc. Oct24 50 Call	214	(1,070,000)	(5,992)
Tenet Healthcare Corp. Oct24 175 Call	61	(1,067,500)	(7,686)
Teva Pharmaceutical Industries Ltd. Oct24 19 Call	559	(1,062,100)	(11,180)
Thermo Fisher Scientific, Inc. Oct24 630 Call	17	(1,071,000)	(11,560)
Ultragenyx Pharmaceutical, Inc. Oct24 65 Call	165	(1,072,500)	(18,975)
Vertex Pharmaceuticals, Inc. Oct24 500 Call	21	(1,050,000)	(1,575)
Zoetis, Inc. Oct24 195 Call	55	(1,072,500)	(22,000)
Total Call Options Written (Premiums received $(464,649))			(263,645)

See Accompanying Notes to Financial Statements.
abrdn Healthcare Investors	11

Statement of Assets and Liabilities
As of September 30, 2024

Assets
Investments in unaffiliated issuers, at value(cost $842,947,054)	$ 992,279,791
Investments in affiliated issuers, at value (cost $22,465,427)	12,119,661
Short-term investment, at value (cost $34,431,537)	34,431,537
Milestone interests, at value(cost $6,941,699)	21,556,180
Foreign currency, at value (cost $56)	56
Interest and dividends receivable	495,366
Tax reclaim receivable	13,787
Prepaid expenses	94,401
Other assets (Note 2j)	272
Total assets	1,060,991,051
Liabilities
Investment advisory fees payable (Note 3)	861,481
Written options, at value (premiums received$464,649)	263,645
Investor relations fees payable (Note 3)	42,577
Trustee fees payable	34,250
Administration fees payable	10,711
Other accrued expenses	182,435
Total liabilities	1,395,099
Commitments and Contingencies (Notes 8 & 10)

Net Assets	$1,059,595,952
Composition of Net Assets
Common stock (par value $0.010 per share) (Note 5)	$ 521,299
Paid-in capital in excess of par	941,128,656
Distributable earnings	117,945,997
Net Assets	$1,059,595,952
Net asset value per share based on 52,129,892 shares issued and outstanding	$20.33(a)

(a)	The NAV shown above differs from the traded NAV on September 30, 2024 due to financial statement rounding and/or financial statement adjustments.

See Accompanying Notes to Financial Statements.
12	abrdn Healthcare Investors

Statement of Operations
For the Year Ended September 30, 2024

Net Investment Income
Investment Income:
Dividends	$ 8,750,656
Interest and other income	2,018,602
Total investment income	10,769,258
Expenses:
Investment advisory fee (Note 3)	9,609,341
Legal fees and expenses	304,201
Investor relations fees and expenses (Note 3)	294,853
Reports to shareholders and proxy solicitation	212,649
Trustees' fees and expenses	171,881
Independent auditors’ fees and tax expenses	134,088
Custodian’s fees and expenses	87,238
Administration fee	60,207
Transfer agent’s fees and expenses	58,677
Insurance expense	56,394
Miscellaneous	129,691
Total expenses	11,119,220

Net Investment Loss	(349,962)
Net Realized/Unrealized Gain/(Loss):
Net realized gain/(loss) from:
Investment in affiliated issuers	19,854,215
Investments in unaffiliated issuers	26,373,379
Written options	1,535,842
47,763,436
Net change in unrealized appreciation/depreciation on:
Investments in unaffiliated issuers	132,082,409
Investments in affiliated issuers	(3,296,003)
Milestone interests	8,545,744
Written options	201,004
Foreign currency translation	3
137,533,157
Net realized and unrealized gain from investments, milestone interests, written options and foreign currencies	185,296,593
Change in Net Assets Resulting from Operations	$184,946,631

See Accompanying Notes to Financial Statements.
abrdn Healthcare Investors	13

Statements of Changes in Net Assets

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023
Increase/(Decrease) in Net Assets:
Operations:
Net investment loss	$(349,962)	$(1,185,481)
Net realized gain from investments and written options	47,763,436	90,148,865
Net change in unrealized appreciation/depreciation investments, milestone interests, written options and foreign currency translations	137,533,157	(32,628,556)
Net increase in net assets resulting from operations	184,946,631	56,334,828
Distributions to Shareholders From:
Distributable earnings	(72,972,514)	(77,428,664)
Return of capital	(30,002,831)	–
Net decrease in net assets from distributions	(102,975,345)	(77,428,664)
Reinvestment of dividends resulting in the issuance of 2,687,876 and 2,098,290 shares of common stock, respectively	46,281,675	35,872,239
Change in net assets	128,252,961	14,778,403
Net Assets:
Beginning of year	931,342,991	916,564,588
End of year	$1,059,595,952	$931,342,991
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
14	abrdn Healthcare Investors

Financial Highlights

	For the Fiscal Years Ended September 30,
	2024 (a)	2023	2022 (b)	2021 (b)	2020 (b)
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of year	$18.84	$19.36	$25.47	$24.04	$20.33
Net investment loss(c)	(0.01)	(0.02)	(0.08)	(0.14)	(0.05)
Net realized and unrealized gains/(losses) on investments, written options and foreign currency transactions	3.54	1.11	(4.20)	3.63	5.50
Total from investment operations applicable to common shareholders	3.53	1.09	(4.28)	3.49	5.45
Distributions to common shareholders from:
Net investment income	(0.56)	–	(0.11)	(0.61)	(0.01)
Net realized gains	(0.89)	(1.61)	(1.72)	(1.45)	(1.77)
Return of capital	(0.59)	–	–	–	–
Total distributions	(2.04)	(1.61)	(1.83)	(2.06)	(1.78)
Effect of Fund shares repurchased	–	–	–	–	0.04
Net asset value per common share, end of year	$20.33	$18.84	$19.36	$25.47	$24.04
Market price, end of year	$18.62	$15.55	$17.28	$25.57	$20.62
Total Investment Return Based on(d):
Market price	34.58%	(1.24%)	(26.01%)	34.64%	23.38%
Net asset value	21.28%(e)	6.80%	(16.78%)	15.03%	29.77%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$1,059,596	$931,343	$916,565	$1,156,902	$1,054,696
Average net assets applicable to common shareholders (000 omitted)	$989,149	$976,134	$1,007,052	$1,143,870	$991,235
Gross operating expenses	1.12%	1.18%	1.19%	1.11%	1.10%
Net Investment loss	(0.04%)	(0.12%)	(0.36%)	(0.54%)	(0.20%)
Portfolio turnover	44%	43%	41%	69%	52%

(a)	Effective October 27, 2023, abrdn Inc. became the investment adviser of the Fund. Prior to October 27, 2023, the Fund was managed by Tekla Capital Management, LLC.
(b)	Beginning with the year ended September 30, 2023, the Fund’s financial statements were audited by KPMG LLP. Previous years were audited by a different independent registered public accounting firm.
(c)	Based on average shares outstanding.
(d)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(e)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
abrdn Healthcare Investors	15

Notes to  Financial Statements
September 30, 2024

1.  Organization
abrdn Healthcare Investors (the "Fund") is a Massachusetts business trust formed on October 31, 1986 and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on April 22, 1987. The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in securities of healthcare companies. In addition, the Fund seeks to provide regular distribution of realized capital gains. The Fund invests primarily in securities of public and private companies that are believed by the Fund’s Investment Adviser, abrdn Inc. (as of October 27, 2023) (the "Investment Adviser," the "Adviser" or "abrdn") (prior to October 27, 2023, Tekla Capital Management, LLC), to have significant potential for above-average growth. The Fund may invest up to 20% of its net assets in securities of foreign issuers, expected to be located primarily in Western Europe, Canada and Japan, and securities of U.S. issuers that are traded primarily in foreign markets.
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America ("U.S. GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.
a.  Security Valuation:
The Fund values its securities at fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date, also referred to as market value. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated abrdn as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable. Prior to June 12, 2024, with respect to the Fund's investments in securities of early and /or later stage financing of a privately held companies ("Venture Capital Securities"), the Private Venture Valuation
Committee  which was a Committee of the Board, performed fair value determinations for the Fund.  Effective June 12, 2024, the Board designated abrdn as the Valuation Designee.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective NAV as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time (defined below). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Valuation Designee generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes which may be effected at lower, or higher, prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are

16	abrdn Healthcare Investors

Notes to  Financial Statements  (continued)
September 30, 2024

valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
Convertible preferred shares, warrants or convertible note interests in Venture Capital Securities, milestone interests, and other restricted securities are typically valued in good faith, based upon the recommendations made by the Valuation Designee pursuant to fair valuation policies and procedures approved by the Board.
Derivative instruments are valued at fair value. Exchange-traded futures are generally Level 1 investments and centrally cleared swaps and forwards are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). Exchange-traded options are valued at the last quoted sales price. In the absence of a sales price, options are valued at the mean of the bid/ask price quoted at the close on the exchange on which the options trade. When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of the Fund’s assets are determined in good faith in accordance with the Valuation Procedures.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s, other than a Venture Capital Security, market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Adviser may be classified as Level 2 or Level 3 depending on the nature of the inputs.
Venture Capital Securities are valued based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs considered may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, products, intended markets or technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

abrdn Healthcare Investors	17

Notes to  Financial Statements  (continued)
September 30, 2024

The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;
Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
Level 3 investments are valued using significant unobservable inputs. The Fund may also use a discounted cash flow based valuation approach in which the anticipated future cash flows of the investment are used to estimate the current fair value. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
The following is a summary of the inputs used as of September 30, 2024 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Common Stocks	$939,828,685	$–	$219,687	$940,048,372
Convertible Preferred Stocks	–	–	61,621,969	61,621,969
Milestone Interests	–	–	21,556,180	21,556,180
Convertible Notes	–	–	2,729,104	2,729,104
Warrants	–	–	7	7
Short-Term Investment	34,431,537	–	–	34,431,537
Total Investments	$974,260,222	$–	$86,126,947	$1,060,387,169
Other Assets	$–	$–	$272	$272
Total Investment Assets	$974,260,222	$–	$86,127,219	$1,060,387,441
Liabilities
Other Financial Instruments
Written Options	$(263,645)	$–	$–	$(263,645)
Total Investment Liabilities	$(263,645)	$–	$–	$(263,645)

18	abrdn Healthcare Investors

Notes to  Financial Statements  (continued)
September 30, 2024

Rollforward of Level 3 Fair Value Measurements For the Year Ended September 30, 2024
Investments in Securities	Balance as of September 30, 2023	Net Realized Gain (Loss) and Change in Unrealized Appreciation/ Depreciation	Net Purchases and conversions	Net Sales and conversions	Net Transfers in to (out of) Level 3	Balance as of September 30, 2024	Net Change in Unrealized Appreciation/ Depreciation from Investments Held at September 30, 2024
Common Stocks
Biotechnology	$0	$56,916	$0	$0	$150,552	$207,468	$56,916
Health Care Equipment & Supplies	127,080	(127,064)	0	0	0	16	(127,064)
Health Care Providers & Services	28,422	(28,422)	0	0	0	0	0
Pharmaceuticals	0	(7,290)	0	0	19,493	12,203	(7,290)
Convertible Notes
Biotechnology	0	0	2,290,102	0	0	2,290,102	0
Pharmaceuticals	846,390	0	439,002	(846,390)	0	439,002	0
Convertible Preferred Stocks
Biotechnology	33,873,762	15,249,886	11,444,746	(26,115,474)	0	34,452,920	(3,491,174)
Health Care Equipment & Supplies	640,378	(640,672)	336	0	0	42	(640,672)
Pharmaceuticals	19,489,580	9,204,896	20,276,853	(21,802,322)	0	27,169,007	(229,113)
Milestone Interests
Biotechnology	0	5,172	3,119,480	(5,172)	0	3,119,480	0
Pharmaceuticals	14,021,704	7,457,833	1,598,208	(4,641,045)	0	18,436,700	6,970,341
Warrants
Pharmaceuticals	0	(2,742)	2,749	0	0	7	(2,742)
Other Assets	272	0	5,713	(5,713)	0	272	0
Total	$69,027,588	$31,168,513	$39,177,189	$(53,416,116)	$170,045	$86,127,219	$2,529,202

Description	Fair Value at 09/30/24	Valuation Technique (s)	Unobservable Inputs	Range	Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stocks	$16	Market approach	Transaction Price(a)	N/A	N/A	Increase
	$219,671	Income approach	Probability of events Timing of events	0.00%-90.00% 0.08-5.00 years	74.40% 1.95 years	Increase Decrease
Convertible Notes	$2,729,104	Market approach	Transaction Price(a)	N/A	N/A	Increase
Convertible Preferred Stocks	$50,705,611	Market approach	Transaction Price(a)	N/A	N/A	Increase
	$9,719,539	Market approach	Timing of events Implied market volatility Risk free rate Transaction Price(a)	3 years 61.68% 3.47% N/A	3 years 61.68% 3.47% N/A	Decrease Decrease Decrease Increase
abrdn Healthcare Investors	19

Notes to  Financial Statements  (continued)
September 30, 2024

Description	Fair Value at 09/30/24	Valuation Technique (s)	Unobservable Inputs	Range	Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
	$1,196,819	Income approach	Discount rate Probability of events Timing of events	4.49% 1.00%-33.00% 0.50-12.00 years	4.49% 21.29% 3.17 years	Decrease Increase Decrease
Milestone Interests	$21,556,180	Income approach	Discount rate Probability of events Timing of events	4.49%-10.00% 0.00%-90.00% 0.00-9.25 years	5.29% 59.29% 4.06 years	Decrease Increase Decrease
Warrants	$7	Market approach	Transaction Price(a)	N/A	N/A	Increase
Other Assets	$272	Income approach	Discount rate Probability of events Timing of events	4.49% 5.00% 7 years	4.49% 5.00% 7 years	Decrease Increase Decrease
	$86,127,219
Amounts listed as “–” are $0 or round to $0.
(a)	The valuation technique used as a basis to approximate fair value of these investments is based on a transaction price or subsequent financing rounds.
b.  Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.  Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:
(i) market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and
(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.
Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.
Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's

20	abrdn Healthcare Investors

Notes to  Financial Statements  (continued)
September 30, 2024

investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
d.  Rights Issues and Warrants:
Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.
e.  Options:
An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.
The Fund’s obligation under an exchange traded written option or investment in an exchange traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.
If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.
All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund’s custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund’s custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

Summary of Derivative Instruments:
The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of September 30, 2024:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other	Total

Liabilities:
Unrealized depreciation on:
Written Options, market value	$–	$–	$–	$263,645	$–	$–	$263,645
Total	$–	$–	$–	$263,645	$–	$–	$263,645
Amounts listed as “–” are $0 or round to $0.
abrdn Healthcare Investors	21

Notes to  Financial Statements  (continued)
September 30, 2024

The effect of derivative instruments on the Statement of Operations for the fiscal year ended September 30, 2024:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total

Realized Gain/(Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain/(loss) on:
Written Options	$–	$–	$–	$1,535,842	$–	$1,535,842
Total	$–	$–	$–	$1,535,842	$–	$1,535,842
Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation/depreciation of:
Written Options	$–	$–	$–	$201,004	$–	$201,004
Total	$–	$–	$–	$201,004	$–	$201,004
Amounts listed as “–” are $0 or round to $0.
Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended September 30, 2024. The table below summarizes the weighted average values of derivatives holdings for the Fund during the fiscal year ended September 30, 2024.
Derivative	Average Notional Value
Written Options Contracts	$449,186
f.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.
g.  Distributions:
The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
h.  Federal Income Taxes:
The Fund intends to continue to qualify as a “regulated investment company” ("RIC") by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended September 30, 2024 are subject to such review.
i.  Milestone Interests
The Fund holds financial instruments which reflect the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of six private companies. Any payments received are treated as a reduction of the cost basis of the milestone interests with payments received in

22	abrdn Healthcare Investors

Notes to  Financial Statements  (continued)
September 30, 2024

excess of the cost basis treated as a realized gain. The contractual obligations with respect to the milestone interests provide for payments at various stages of the development of Afferent, Amolyt, Amphivena, Ethismos Research, Invetx and Neurovance principal product candidate as of the date of the sale.
The following is a summary of the impact of the milestone interests on the financial statements as of and for the fiscal year ended September 30, 2024:
Statement of Assets and Liabilities, Milestone interests, at value	$21,556,180
Statement of Assets and Liabilities, Total distributable earnings	$14,614,481
Statement of Operations, Change in unrealized appreciation/depreciation	$8,545,744
j.  Other Assets
Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in one private company.
3.  Agreements and Transactions with Affiliates
a.  Investment Adviser and Other Affiliated Fees
Effective as of the close of business October 27, 2023, abrdn serves as the Fund’s Investment Adviser pursuant to an investment management agreement (the “Advisory Agreement”) with the Fund. The Adviser is a wholly-owned indirect subsidiary of abrdn plc. In rendering management services, the Adviser may use the resources of investment adviser subsidiaries of abrdn plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Adviser. As compensation for its services to the Fund, the Investment Adviser receives an annual investment advisory fee at an annual rate of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.36%. For the fiscal year ended September 30, 2024, the Fund paid the Adviser $8,956,299.
Prior to close of business on October 27, 2023, the Fund paid Tekla Capital Management, LLC ("Prior Adviser") an annual fee calculated at the same rate as discussed above. For the period from October 1, 2023 to October 27, 2023, the Prior Adviser earned an advisory fee of $653,042.
The Fund entered into a Services Agreement (the "Agreement") with the Prior Adviser. Pursuant to the terms of the Agreement, the Fund reimbursed the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund’s Chief Compliance Officer. For the period from October 1, 2023 to October 27, 2023, these payments amounted to $8,101 and are included in the Miscellaneous category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Prior Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees or officers of the Fund who were also officers of the Prior Adviser. The Agreement terminated on October 27, 2023.
Effective upon the close of business on October 27, 2023, the Adviser entered into a written contract with the Fund to limit the total ordinary operating expenses of the Fund (excluding leverage costs, interest, taxes, brokerage commissions, acquired fund fees and expenses and any non-routine expenses) from exceeding 1.17% of the average daily net assets of the Fund on an annualized basis for twelve months (the “Expense Limitation Agreement”). The Expense Limitation Agreement may not be terminated before October 27, 2025, without the approval of the Fund’s trustees who are not “interested persons” of the Fund (as defined in the 1940 Act). For the fiscal year ended September 30, 2024 the Adviser did not waive any Fund's expenses pursuant to the Expense Limitation Agreement.
b.  Investor Relations:
Prior to March 1, 2024, Destra Capital Advisors LLC ("Destra") provided the Fund investor support services in connection with the ongoing operation of the Fund. The Fund paid Destra a fee in an annual amount equal to 0.05% of the average aggregate daily value of the Fund's managed assets pursuant to the investor support services agreement. Effective March 1, 2024, under the terms of the Investor Relations Services Agreement, abrdn is compensated to provide and may pay third parties to provide investor relations services to the Fund and certain other funds advised by abrdn or its affiliates as part of an Investor Relations Program.  Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion").  However, investor relations services fees are limited by abrdn so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets. Any difference between the capped rate of 0.05% of the Fund's average weekly net assets and the Fund's Portion is paid for by abrdn.
Pursuant to the terms of the Investor Relations Services Agreement, abrdn (or third parties engaged by abrdn), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment

abrdn Healthcare Investors	23

Notes to  Financial Statements  (continued)
September 30, 2024

professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund's investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.
During the fiscal year ended September 30, 2024, the Fund incurred investor relations fees of approximately $99,039. For the fiscal year ended September 30, 2024, abrdn did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.
4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended September 30, 2024, were $424,001,836 and $473,187,598, respectively.
5.  Capital
The Fund is authorized to issue an unlimited number of common shares of beneficial interest at par value $0.01 per common share. As of September 30, 2024, there were 52,129,892 shares of common stock issued and outstanding.
The following table shows the shares issued by the Fund as a part of a quarterly distribution to shareholders during the fiscal year ended September 30, 2024.
Payment Date	Shares Issued
January 10, 2024	531,245
March 28, 2024	651,586
June 28, 2024	784,567
September 30, 2024	720,478

6.  Other Transactions with Affiliates
An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions involving such companies during the fiscal year ended September 30, 2024 were as follows:
	Value at September 30, 2023	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Value at September 30, 2024	Shares held at September 30, 2024	Principal Amount at September 30, 2024	Dividend Income	Capital Gains Distributions
Arkuda Therapeutics, Inc.	$536,494	$3,211	$0	$0	$657,114	$1,196,819	3,398,254	$0	$0	$0
Curasen Therapeutics, Inc.	9,574,786	2,685,572	(1,315,534)	(321)	(21,700)	10,922,803	22,779,568	0	0	0
Invetx Ltd.	6,886,344	0	(25,378,731)	19,854,536	(1,362,149)	0	0	0	0	0
Priothera Co. Ltd.	2,565,589	3,718	0	0	(2,569,268)	39	346,666	0	0	0
	$19,563,213	$2,692,501	$(26,694,265)	$19,854,215	$(3,296,003)	$12,119,661	26,524,488	$0	$0	$0
7.  Open Market Repurchase Program
In March 2024, the Board approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one-year period ending July 14, 2025. Prior to this renewal, in March 2023, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period ending July 14, 2024.
For the fiscal year ended September 30, 2024, the Fund did not repurchase any shares through this program.

8.  Private Companies and Other Restricted Securities
The Fund may invest in private companies and other restricted securities if these securities currently comprise 40% or less of net assets. The value of these securities represented 8.13% of the Fund’s net assets at September 30, 2024.
At September 30, 2024, the Fund had a commitment of $4,565,632 relating to additional investments in three private companies.
24	abrdn Healthcare Investors

Notes to  Financial Statements  (continued)
September 30, 2024

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund’s private companies and other restricted securities at September 30, 2024. The Fund on its own does not have the right to demand that such securities be registered.
Security	Acquisition Date	Cost	Carrying Value per Unit	Value
Abcuro, Inc., Series B — Convertible Preferred Stock	12/19/23, 08/10/23	$2,927,272	$5.49	$2,925,000
Afferent Milestone Interest	07/27/16	57,300	0.00	0
Amolyt Milestone Interest	07/12/24	1,598,208	1,687,388.00	1,687,388
Amphivena Milestone Interest	10/18/22	0	0.00	0
Arbor Biotechnologies, Inc., Series B — Convertible Preferred Stock	10/29/21	1,367,052	16.57	1,359,999
Arbor Biotechnologies, Inc., Series C — Convertible Preferred Stock	09/27/24	3,399,998	4.11	3,399,998
Arkuda Therapeutics, Inc., Series B — Convertible Preferred Stock	01/24/22,01/23/23	1,849,060	1.15	1,196,584
Arkuda Therapeutics, Inc., Series A — Convertible Preferred Stock	05/16/19, 04/02/20, 07/15/21	5,611,240	0.00*	235
Biotheryx, Inc., Series E — Convertible Preferred Stock	05/19/21	6,814,111	0.57	736,213
Chinook Therapeutics, Inc. CVR — Common Stock	08/14/23	35,802	2.26	207,468
Curasen Therapeutics, Inc., Series B — Convertible Preferred Stock	08/20/24	798,935	0.48	798,269
Curasen Therapeutics, Inc., Series A Prime — Convertible Preferred Stock	08/20/24	10,157,142	0.48	10,124,534
Endeavor Biomedicines, Inc., Series B — Convertible Preferred Stock	01/21/22	3,106,638	6.53	4,288,763
Endeavor Biomedicines, Inc., Series C — Convertible Preferred Stock	04/19/24	792,452	6.52	791,936
Engrail Therapeutics, Inc., Series B — Convertible Preferred Stock	03/14/24	5,049,999	1.06	5,049,999
Ethismos Research Milestone Interest	10/31/17	0	0.00	0
Flamingo Therapeutics, Inc., Series A3 — Convertible Preferred Stock	04/21/20, 10/28/20	5,612,058	6.80	1,655,841
Fusion Pharmaceuticals, Inc. CVR		4,176	1.38	10,478
Glycomine, Inc., Series C — Convertible Preferred Stock	07/22/2024	1,560,000	0.60	1,560,000
HiberCell, Inc., Series C — Convertible Preferred Stock	05/05/21	710,461	0.46	708,965
HiberCell, Inc., Series B — Convertible Preferred Stock	05/05/21	3,413,667	0.44	1,220,327
HiberCell, Inc. — Warrant, expiration date 9/15/28	09/20/22	2,749	0.00*	2
HiberCell, Inc. — Convertible Note	09/13/24	439,002	100.00	439,002
HiberCell, Inc. — Warrant, expiration date 9/13/34	09/13/24	0	0.00*	5
Hotspot Therapeutics, Inc., Series C — Convertible Preferred Stock	11/15/21	2,054,749	2.91	1,842,733
Hotspot Therapeutics, Inc., Series B — Convertible Preferred Stock	04/22/20, 06/17/21	6,923,747	2.07	5,947,513
Hotspot Therapeutics, Inc. — Convertible Note	04/12/24	720,872	100.00	720,872
Incendia Therapeutics, Inc., Series A — Convertible Preferred Stock	08/12/21	3,412,960	1.92	3,399,993
Incendia Therapeutics, Inc. — Convertible Note	04/18/24	1,569,230	100.00	1,569,230
Invetx, Inc. Milestone Interest	09/04/24	3,119,480	3,119,480.00	3,119,480
IO Light Holdings, Inc., Series A2 — Convertible Preferred Stock	04/30/20, 05/17/21, 09/15/21	1,395,847	0.00*	42
Neurovance Milestone Interest	03/20/17	2,166,711	16,749,312.00	16,749,312
Priothera Co. Ltd., Series A — Convertible Preferred Stock	10/07/20	4,049,050	0.00*	39
Qlaris Bio, Inc., Series B — Convertible Preferred Stock	04/11/24	3,453,838	0.79	3,450,000
Quell Therapeutics Ltd., Series B — Convertible Preferred Stock	11/29/21, 03/23/22	2,957,194	2.08	3,229,999
Recode Therapeutics, Inc., Series B — Convertible Preferred Stock	01/26/24, 10/12/21, 02/16/22	3,074,644	9.23	3,060,003
Seismic Therapeutics, Inc., Series B — Convertible Preferred Stock	08/30/24	2,928,208	4.52	2,924,983
Spectrum Pharmaceuticals, Inc. CVR — Common Stock	08/02/23	6,383	0.00	0
Tetraphase Pharmaceuticals, Inc. CVR — Common Stock	09/01/21	5,749	0.06	1,725
Third Arc Bio, Inc., Series A — Convertible Preferred Stock	07/15/24	1,955,844	2.10	1,950,000
Willow Laboratories, Inc. — Common Stock	03/31/98	0	0.00*	16
		$95,101,828		$86,126,946

abrdn Healthcare Investors	25

Notes to  Financial Statements  (continued)
September 30, 2024

*	Carrying value is less than $0.01.
9.  Portfolio Investment Risks
a.  Concentration Risk:
The Fund’s portfolio may be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the healthcare industries than a portfolio of companies representing a larger number of industries. This risk is in addition to the risks normally associated with any strategy seeking capital appreciation by investing in a portfolio of equity securities. As a result of its concentration policy, the Fund’s investments may be subject to greater risk than a fund that has securities representing a broader range of investments and may cause the value of the Fund’s shares to fluctuate significantly over relatively short periods of time.
b.  Derivatives Risk (including Options):
Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s options strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.
c.  Equity Securities Risk:
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry) or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common shareholders' claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.
d.  Key Personnel Risk:
There may be only a limited number of securities professionals who have comparable experience to that of the Fund’s existing portfolio management team in the area of healthcare companies. If one or more of the team members dies, resigns, retires or is otherwise unable to act on behalf of the Investment Adviser, there can be no assurance that a suitable replacement could be found immediately.
e.  Restricted Securities and Valuation Risk:
Some of the Fund’s investments are subject to restrictions on resale and generally have no established trading market or are otherwise illiquid with little or no trading activity. The valuation process requires an analysis of various factors. The Fund’s fair value methodology includes the examination of, among other things, (i) the existence of any contractual restrictions on the disposition of the securities; (ii) information obtained from the issuer which may include an analysis of the company’s financial statements, the company’s products or intended markets, or the company’s technologies; and (iii) the price of a security sold at arm’s length in an issuer’s subsequent completed round of financing. As there is typically no readily available market value for some of the Restricted Securities in the Fund’s portfolio, such Restricted Securities in the Fund’s portfolio are valued at fair value as determined in good faith by or under the direction of the Board pursuant to the Fund’s valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments determined in good faith by the Board may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.
f.  Risks Associated with the Fund’s Option Strategy:
The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its option strategy. There are several risks associated with transactions in options on securities used in connection with the Fund's option strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
As the writer of a call option covered with a security held by the Fund, the Fund forgoes, during the option's life, the opportunities to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but retains the risk of loss should the price of the underlying security decline. As the Fund writes such covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. To the extent the Fund writes call options that are not fully covered by securities in its portfolio (such as calls on an index or sector), it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Fund's portfolio appreciate in value above the exercise price of the option by an amount that exceeds the premium received on the option plus the exercise price of the option. The amount of this loss theoretically could

26	abrdn Healthcare Investors

Notes to  Financial Statements  (continued)
September 30, 2024

be unlimited. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option.
When the Fund writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund's potential gain as the writer of a covered put option is limited to the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.
g.  Sector Risk:
To the extent that the Fund has a significant portion of its assets invested in securities conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Pharmaceutical Sector Risk. The success of companies in the pharmaceutical sector is highly dependent on the development, procurement and marketing of drugs. The values of pharmaceutical companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of pharmaceutical companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. The research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug.
The pharmaceutical sector is also subject to rapid and significant technological change and competitive forces that may make drugs obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the pharmaceutical sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Companies in the pharmaceutical sector may be adversely affected by government regulation and changes in reimbursement rates. The ability of many pharmaceutical companies to commercialize and monetize current and any future products depends in part on the extent to which reimbursement for the cost of such products and related treatments are available from third-party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations.
Biotechnology Industry Risk. The success of biotechnology companies is highly dependent on the development, procurement and/or marketing of drugs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of biotechnology companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. The research and other costs associated with developing or procuring new drugs, products or technologies and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug, product or technology.
The biotechnology sector is also subject to rapid and significant technological change and competitive forces that may make drugs, products or technologies obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the biotechnology sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Companies in the biotechnology sector may be adversely affected by government regulation and changes in reimbursement rates. Healthcare providers, principally hospitals, that transact with companies in the biotechnology industry, often rely on third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations to reimburse all or a portion of the cost of healthcare related products or services. Biotechnology companies will continue to be affected by the efforts of governments and third-party payors to contain or reduce health care costs.
Managed Care Sector Risk. Companies in the managed care sector often assume the risk of both medical and administrative costs for their customers in return for monthly premiums. The profitability of these products depends in large part on the ability of such companies to predict, price for, and effectively manage medical costs. Managed care companies base the premiums they charge and their Medicare bids on estimates of future medical costs over the fixed contract period; however, many factors may cause actual costs to exceed what was estimated and reflected in premiums or bids.
Managed care companies are regulated at the federal, state, local and international levels. The evolution of the ACA and other regulatory reforms could materially and adversely affect the manner in which U.S. managed care companies conduct business and their results of operations, financial position and cash flows. New laws or regulations could drive substantial change to the way healthcare products and services are currently delivered and paid for in the United States. A transformative overhaul of the U.S. healthcare system could impact

abrdn Healthcare Investors	27

Notes to  Financial Statements  (continued)
September 30, 2024

the financial viability of managed care companies in which the Fund may invest.
Life Science and Tools Industry Risk.  Life science industries are characterized by limited product focus, rapidly changing technology, extensive government regulation, and intense competition.  In particular, technological advances can render an existing product, which may account for a disproportionate share of a company’s revenue, obsolete. Extensive regulation can delay cause delays in product development, which may disadvantage a company in an intensely competitive environment. These various factors may result in abrupt advances and declines in the securities prices of particular companies, and, in some cases, may have a broad effect on the prices of securities of companies in particular life science industries.
Healthcare Technology Sector Risk. Companies in the healthcare technology sector may incur substantial cost related to product-related liabilities, interruptions at their data centers or client support facilities, claims for infringement or misappropriation of intellectual property rights of others, or infringement or misappropriation of their intellectual property.  Each of these may adversely impact the prices of securities of companies in the healthcare technology sector.
Additionally, the success of healthcare technology companies depends upon the recruitment and retention of key personnel. The failure to attract and retain qualified personnel could have a material adverse effect on healthcare technology companies’ prospects for long-term growth.
Healthcare Services Sector Risk. The operations of healthcare services companies are subject to extensive federal, state and local government regulations. A violation or departure from any of these legal requirements may result in government audits, lower reimbursements, significant fines and penalties, the potential loss of certification, recoupment efforts or voluntary repayments. If healthcare services companies fail to adhere to all of the complex government regulations that apply to their businesses, such companies could suffer severe consequences that would substantially reduce revenues, earnings, cash flows and stock prices.
A substantial percentage of a healthcare services company’s service revenues may be generated from patients who have state Medicaid or other non-Medicare government-based programs, such as coverage through the Department of Veterans Affairs (“VA”), as their primary coverage. As state governments and other governmental organizations face increasing budgetary pressure, healthcare services companies may in turn face reductions in payment rates, delays in the receipt of payments, limitations on enrollee eligibility or other changes to the applicable programs.
Healthcare Supplies Sector Risk. If healthcare supplies companies are unable to successfully expand their product lines through internal research and development and acquisitions or are unable to successfully grow their business through marketing partnerships, their business may be materially and adversely affected.
Quality is extremely important to healthcare supplies companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of their products and services. If a healthcare supplies company fails to meet these standards or fails to adapt to evolving standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.
Healthcare Facilities Sector Risk. A healthcare facility’s ability to negotiate favorable contracts significantly affects the revenues and operating results of such healthcare facilities. If a healthcare facility is unable to enter into and maintain managed care contractual arrangements on acceptable terms, if it experiences material reductions in the contracted rates received from managed care payers, or if it has difficulty collecting from managed care payers, its results of operations could be adversely affected.
Further changes in the Medicare and Medicaid programs or other government health care programs could have an adverse effect on a healthcare facility’s business. In addition to the changes affected by the ACA, the Medicare and Medicaid programs are subject to other regulatory changes which could materially increase or decrease payments from government programs in the future, as well as affect the cost of providing services to patients and the timing of payments to facilities, which could in turn adversely affect a healthcare facility’s overall business, financial condition, results of operations or cashflows.
Healthcare Equipment Sector Risk. The medical device markets are highly competitive and characterized by rapid change, which may affect a company’s ability to be competitive. They are also rigorously regulated and it is anticipated that governmental authorities will continue to scrutinize this industry closely, and that additional regulation may increase compliance and legal costs, exposure to    litigation, and other adverse effects to operations.
Healthcare equipment companies are substantially dependent on patent and other proprietary rights and failing to protect such rights or to be successful in litigation related to such rights may negatively impact the ability of healthcare equipment companies to sell current or future products.  Quality problems with the processes, goods and services of a healthcare equipment company could harm the company’s reputation for producing high-quality products and erode its competitive advantage, sales and market share. Quality certifications are critical to the marketing success of goods and services. If a healthcare equipment company fails to meet these standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.

28	abrdn Healthcare Investors

Notes to  Financial Statements  (continued)
September 30, 2024

Healthcare Distributors Sector Risk. Companies in the healthcare distribution sector operate in markets that are highly competitive and in an industry that is highly regulated and often subject to legal proceedings. Due to the nature of the business of healthcare distribution companies, each of the above may have an adverse impact on the securities prices of companies in the healthcare distribution sector.
Healthcare distribution companies depend on the availability of various components, compounds, raw materials and energy supplied by others for their operations. Any of these supplier relationships could be interrupted due to events beyond the control of such companies, including pandemics, epidemics or natural disasters, or could be terminated. A sustained supply interruption could have an adverse effect on business.
h.  Valuation Risk:
The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
i.  Venture Capital Investments Risk:
The Fund may occasionally invest in venture capital opportunities. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses. Some of the venture capital opportunities in which the Fund may invest are expected to be companies that are in a
“start-up” stage of development, have little or no operating history, operate at a loss or with substantial variations in operating results from period to period, have limited products, markets, financial resources or management depth, or have the need for substantial additional “follow-on” capital to support expansion or to achieve or maintain a competitive position. Such additional investments may dilute the interests of prior investors, such as the Fund. Some of these companies may be emerging companies at the research and development stage with no marketable or approved products or technology. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.
These investments, which are considered Restricted Securities, will be made primarily in convertible preferred stock. The Fund may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Investment Adviser believes that such investments would be consistent with the Fund’s investment objective. While these debt investments typically will not be rated, the Investment Adviser believes that, in light of the risk characteristics associated with investments in emerging growth companies, if such investments were to be compared with investments rated by S&P or Moody’s, they may be rated as low as “C” in the rating categories established by S&P and Moody’s. Such securities are commonly referred to as “junk bonds” and are considered, on balance, as predominantly speculative.
10.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

11.  Tax Information
The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of September 30, 2024, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$942,635,682	$264,505,497	$(147,017,655)	$117,487,842
abrdn Healthcare Investors	29

Notes to  Financial Statements  (concluded)
September 30, 2024

The tax character of distributions paid during the fiscal years ended September 30, 2024 and September 30, 2023 was as follows:
	September 30, 2024	September 30, 2023
Distributions paid from:
Ordinary Income	$28,244,550	$-
Net Long-Term Capital Gains	44,727,964	77,428,664
Return of Capital	30,002,831	-
Total tax character of distributions	$102,975,345	$77,428,664
Amounts listed as “–” are $0 or round to $0.
As of September 30, 2024, the components of accumulated earnings on a tax basis were as follows:
Undistributed Ordinary Income	$-
Undistributed Long-Term Capital Gains	-
Total undistributed earnings	$-
Accumulated Capital and Other Losses	$(6,494)
Capital loss carryforward	$-*
Other currency gains	-
Other Temporary Differences	-
Unrealized Appreciation/(Depreciation)	117,952,491**
Total accumulated earnings/(losses) – net	$117,945,997
Amounts listed as “–” are $0 or round to $0.
*	During the fiscal year ended September 30, 2024, the Fund did not utilize a capital loss carryforward.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between the tax deferral of wash sales and Milestone installment sale adjustments.
12.  Subsequent Events
Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of September 30, 2024, other than as noted below.
On November 11, 2024, the Fund announced that it will pay on January 10, 2025, a stock distribution of US $0.62 per share to all shareholders of record as of November 21, 2024.

30	abrdn Healthcare Investors

Report of Independent Registered Public Accounting Firm

To the  Shareholders and Board of Trustees
abrdn Healthcare Investors:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of abrdn Healthcare Investors (the Fund), including the portfolio of investments, as of September 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the three-year period ended September 30, 2022 were audited by other independent registered public accountants whose report, dated November 21, 2022, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian, respective portfolio company, or brokers, or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more abrdn investment companies since 2009.
Columbus, Ohio
November 29, 2024
abrdn Healthcare Investors	31

Federal Tax Information: Dividends and Distributions  (Unaudited)

Designation Requirements
Of the distributions paid by the Fund from ordinary income for the year ended September 30, 2024, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.
Dividends Received Deduction 13.17%
Qualified Dividend Income 30.34%
$44,727,964 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.
The above amounts are based on the best available information at this time. In early 2025, the Fund will notify applicable shareholders of final amounts for use in preparing 2024 U.S. federal income tax forms.
32	abrdn Healthcare Investors

Supplemental Information (Unaudited)

Results of Annual Meeting of Shareholders
The Annual Meeting of Shareholders was held on June 25, 2024. The description of each proposal and number of shares voted at the meeting areas follows:
Shareholders approved the election of two Class B Trustees to the Board:
	Number of Votes Cast for	Percentage of Votes Cast For	Number of Votes Cast Against/ Withheld	Percentage of Votes Cast Against/ Withheld
Rose DiMartino	36,867,161	90.4%	3,893,734	9.6%
C. William Maher	36,914,511	90.6%	3,846,384	9.4%
abrdn Healthcare Investors	33

Additional Information Regarding the Fund (Unaudited)

RECENT CHANGES
The following information is a summary of certain changes during the fiscal year ended September 30, 2024. This information may not reflect all of the changes that have occurred since you purchased the Fund.
During the applicable period, there have been: (i) no material changes to the Fund’s investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by the Fund’s shareholders (the “Shareholders”), (ii) no material changes to the Fund’s principal risks, (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund’s charter or by-laws that would delay or prevent a change of control that have not been approved by Shareholders; except as follows:
Changes to Persons Primarily Responsible for Day-to-Day Management of the Fund
Jason Akus, M.D./M.B.A., Ashton L. Wilson, Christopher Abbott, Robert Benson,Kelly Girskis, Ph.D., Richard Goss, and Loretta Tse, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Akus exercises ultimate decision-making authority with respect to investments.
On March 21, 2024, the Fund announced the appointment of Dr. Akus as co-lead portfolio manager as part of the orderly transition of Dr. Daniel Omstead’s responsibilities as the lead portfolio manager to the Fund.  Dr. Omstead continued to serve as the co-lead portfolio manager alongside Dr. Akus through May 31, 2024. Subsequently, Dr. Akus took over as lead portfolio manager and Dr. Omstead remained at abrdn to serve in an advisory role to Dr. Akus and the investment team until his departure on September 30, 2024. Christopher Seitz and Timothy Gasperoni ceased serving as members of the Fund’s portfolio management team effective as of December 22, 2023 and May 31, 2024, respectively.
INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES (unaudited)
The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in securities of healthcare companies.  The Fund’s investment objective is a fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the outstanding Shares (as that term is defined in Section 2(a)(42) of the Investment Company Act of 1940, as amended (the “Investment Company Act”)).
In an effort to achieve its investment objective, the Fund will invest primarily in securities of U.S. and foreign companies that are generally believed by the Investment Adviser to have significant potential for above-average long-term growth in revenues and earnings. The Investment Adviser expects that such companies generally will possess some or all of the following characteristics, in the Investment
Adviser’s judgment: current or anticipated strong market position for their services or products, experienced business management, recognized technological expertise, and the ability either to generate funds internally to finance growth or to secure outside sources of capital. For companies with earnings, the Investment Adviser generally will attempt to invest in securities that sell at price-earnings ratios or at multiples of underlying asset or potential values which, have upside potential.
The Fund may invest in securities of emerging growth healthcare companies, which may offer limited products or services or which are at the research and development stage with no marketable or approved products or technologies. The Fund also may invest in securities of large, well-known companies with existing products in the healthcare industries that are believed by the Investment Adviser to be undervalued in relation to their long-term growth potential or asset value.
The Fund also may invest up to 40% of its net assets in venture capital and other securities that are subject to legal or contractual restrictions on resale (“Restricted Securities”).
The Fund also may invest up to 20% of its net assets in securities of foreign issuers, expected to be located primarily in Western Europe, Canada and Japan, and securities of U.S. issuers traded in foreign markets (“Foreign Securities”). The Fund may buy and sell currencies for the purpose of settlement of transactions in Foreign Securities.
Under normal market conditions, the Fund expects to invest at least 80% of its net assets insecurities of healthcare companies. This policy may not be changed without 60 days’ prior notice to Shareholders. The Fund is required, except for temporary defensive purposes, to invest at least 25% of its net assets in such companies. For purposes of satisfying the foregoing requirements, a company will be deemed to be a healthcare company if, at the time the Fund makes an investment therein, 50% or more of such company’s sales, earnings efforts or assets arise from or are dedicated to, or are expected to arise from or be dedicated to, healthcare products or services or medical technology activities. Determinations as to whether a company is a healthcare company will be made by the Investment Adviser in its discretion.
The equity and related securities in which the Fund may invest consist of common stock of healthcare companies and, to a lesser extent, of preferred stock, convertible debt, limited partnership interests and warrants or other rights to acquire common or preferred stocks of such companies. The Fund’s investments in venture capital opportunities, which are considered Restricted Securities, will be made primarily in convertible preferred stock. The Fund may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Investment Adviser believes that such investments would be consistent with the

34	abrdn Healthcare Investors

Additional Information Regarding the Fund (Unaudited)   (continued)

Fund’s investment objective. While these debt investments typically will not be rated, the Investment Adviser believes that, in light of the risk characteristics associated with investments in emerging growth companies (see “Risk Factors”), if such investments were to be compared with investments rated by S&P Global Ratings ("S&P") or Moody’s, they may be rated as low as “C” in the rating categories established by S&P and Moody’s. Such securities are commonly referred to as “junk bonds” and are considered, on balance, as predominantly speculative.
Put or Call Options
The Fund may purchase and sell (or write) put or call options on any security in which it is permitted to invest or on any index of securities or other index, the change in value of which has a high degree of correlation with the changes in value of the Fund’s portfolio securities,and may purchase and sell (or write) on a covered basis financial futures contracts and options on such futures.
RISK FACTORS
Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Investors should consider the following Risk Factors and special considerations associated with investing in the Fund’s shares.
Portfolio Market Risk. The Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition. As a result, the value of an investment in the Fund’s shares will fluctuate with the market. You could lose some or all of your investment over short or long periods of time. Political and economic news can influence market-wide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company’s stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares.
Market Disruption and Geopolitical Risk. The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural/ environmental disasters, pandemics, epidemics, cyber-attacks, terrorism, armed conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events, such as terrorist attacks around the world, natural/environmental disasters-, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. A disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund’s operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the shares. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the shares or the NAV of the Fund.
Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics such as COVID-19, avian influenza or HINI/09), terrorism, actual or threatened wars or other armed conflicts (such as the Russia/Ukraine war and Middle East conflicts), may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. These impacts could negatively affect the Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed, complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve its investment objective, prevent the Fund from receiving payments otherwise due it, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to

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adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if these types of events persist for an extended period of time. These types of events, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Investment Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations. The value of the Fund’s investments impact the operations and effectiveness of the Investment Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Fund. Systemic risk events and/or resulting government actions in the financial markets can negatively impact the Fund, for example, through less credit being available to issuers or uncertainty regarding safety of deposits at other institutions. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the US Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively affected. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments. The impact of the recent U.S. elections on such policies remains uncertain and policies supported by the new administration (or the reversal of policies supported by the previous administration) could impact U.S. interest rates or inflation or otherwise impact the Fund.
Security Market Risk—Discount to NAV. Shares of closed-end investment companies frequently trade at a discount from NAV. The risk that the Fund’s common shares may trade at a discount is separate from the risk of a decline in the Fund’s NAV as a result of investment activities.
Whether shareholders will realize a gain or loss for federal income tax purposes upon the sale of their common shares depends upon whether the market value of the common shares at the time of sale is above or below the shareholder’s basis in such common shares, taking into account transaction costs, and it is not directly dependent upon the Fund’s NAV. Because the market price of the Fund’s common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the Fund’s control, The Fund cannot predict whether its common shares will trade at, below or above the NAV, or at, below or above the public offering price for the Fund’s common shares.
Non-Diversification Risk. The Fund is non-diversified, meaning that the Fund is permitted to invest more of its assets in fewer issuers than “diversified” funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Selection Risk. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of healthcare companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.
Concentration in the Healthcare Industries. Under normal market conditions, the Fund expects to invest primarily in securities of healthcare companies representing a small number of industries and to invest at least 25% of its net assets in securities of healthcare companies. As a result, the Fund’s portfolio may be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the healthcare industries than a portfolio of companies representing a larger number of industries. This risk is in addition to the risks normally associated with any strategy seeking capital appreciation by investing in a portfolio of equity securities. As a result of its concentration policy, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of investments. The healthcare industries can be volatile. The Fund may occasionally make investments in a company with the objective of controlling or influencing the management and policies of that company, which could potentially make the Fund more susceptible to declines in the value of the company’s stock. The Investment Adviser

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may seek control in public companies only occasionally and most often in companies with a small capitalization.
Healthcare companies have in the past been characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company’s revenue, obsolete. Obtaining governmental approval from U.S. governmental agencies such as the Food and Drug Administration (the “FDA”), from the U.S. Department of Agriculture and other U.S. and non-U.S. governmental agencies for new products can be lengthy, expensive and uncertain as to outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Fund. In addition,governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance, such as genetically altered material. These various factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular healthcare industries.
A concentration of investments in any healthcare industry or in healthcare companies generally may increase the risk and volatility of an investment company’s portfolio. Such volatility is not limited to the biotechnology industry, and companies in other industries maybe subject to similar abrupt movements in the market prices of their securities. No assurance can be given that future declines in the market prices of securities of companies in the industries in which the Fund may invest will not occur, or that such declines will not adversely affect the NAV or the price of the shares.
Intense competition exists within and among certain healthcare industries, including competition to obtain and sustain proprietary technology protection. Healthcare companies can be highly dependent on the strength of patents, trademarks and other intellectual property rights for maintenance of profit margins and market share. Accordingly, such companies may be significantly affected by such things as the expiration of patents or the loss of , or the inability to enforce, intellectual property rights. The complex nature oft he technologies involved can lead to patent disputes, including litigation that could result in a company losing an exclusive right to a patent. Competitors of healthcare companies,particularly of the emerging growth healthcare companies in which the Fund may invest, may have substantially greater financial resources, more extensive development, manufacturing,marketing and service capabilities, and a larger number of qualified managerial and technical personnel. Such competitors may succeed in developing technologies and products that are more effective or less costly than any that may be developed by healthcare companies in which the Fund invests and may also prove to be more successful in production and marketing. Competition may increase further as a result of potential advances in health services and medical technology and greater availability of capital for investment in these fields.
With respect to healthcare industries, cost containment measures already implemented by national governments, state or provincial governments, international organizations and the private sector have adversely affected certain sectors of these industries. The implementation of the Affordable Care Act (“ACA”) has created increased demand for healthcare products and services, but potential changes to the ACA and future healthcare laws and regulations may impact demand for healthcare products and services and has had or may have an adverse effect on some companies in the healthcare industries. Increased emphasis on managed care in the United States and a shift toward value-based payment models may put pressure on the price and usage of products sold by healthcare companies in which the Fund may invest and may adversely affect the sales and revenues of healthcare companies.
Product development efforts by healthcare companies may not result in commercial products for many reasons, including, but not limited to, failure to achieve acceptable clinical trial results, limited effectiveness in treating the specified condition or illness, harmful side effects,failure to obtain regulatory approval, and high manufacturing costs. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those healthcare companies.
Certain healthcare companies in which the Fund may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceuticals, medical devices or other products. There can be no assurance that a product liability claim would not have a material adverse effect on the business, financial condition or securities prices of a company in which the Fund has invested.
All of these factors as well as others may cause the value of the Fund’s shares to fluctuate significantly over relatively short periods of time.
Pharmaceutical Sector Risk. The success of companies in the pharmaceutical sector is highly dependent on the development, procurement and marketing of drugs. The values of pharmaceutical companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of pharmaceutical companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.
The research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be

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significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug. Pharmaceutical companies may be susceptible to product obsolescence. Many pharmaceutical companies face intense competition from new products and less costly generic products. Moreover, the process for obtaining regulatory approval by the FDA or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained.
The pharmaceutical sector is also subject to rapid and significant technological change and competitive forces that may make drugs obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the pharmaceutical sector may also be subject to expenses and losses from extensive litigation based on intellectual property,product liability and similar claims. Failure of pharmaceutical companies to comply with applicable laws and regulations can result in the imposition of civil and criminal fines,penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare and Medicaid.
Companies in the pharmaceutical sector may be adversely affected by government regulation and changes in reimbursement rates. The ability of many pharmaceutical companies to commercialize and monetize current and any future products depends in part on the extent to which reimbursement for the cost of such products and related treatments are available from third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations. Third-party payors are increasingly challenging the price and cost-effectiveness of many medical products.
Significant uncertainty exists as to the reimbursement status of health care products, and there can be no assurance that adequate third-party coverage will be available for pharmaceutical companies to obtain satisfactory price levels for their products.
The international operations of many pharmaceutical companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Additionally, a pharmaceutical company’s valuation can often be based largely on the potential or actual performance of a limited number of products. A pharmaceutical company’s valuation can also be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Such companies also may be characterized by thin capitalization and limited markets, financial resources or personnel, as well as dependence on wholesale distributors. The stock prices of companies in the pharmaceutical industry have been and will likely continue to be extremely volatile.
Biotechnology Industry Risk. The success of biotechnology companies is highly dependent on the development, procurement and/or marketing of drugs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of biotechnology companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.
The research and other costs associated with developing or procuring new drugs, products or technologies and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug, product or technology.
Moreover, the process for obtaining regulatory approval by the FDA or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained.
The biotechnology sector is also subject to rapid and significant technological change and competitive forces that may make drugs, products or technologies obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the biotechnology sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Failure of biotechnology companies to comply with applicable laws and regulations can result in the imposition of civil and/or criminal fines, penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare and Medicaid.
Companies in the biotechnology sector may be adversely affected by government regulation and changes in reimbursement rates. Healthcare providers, principally hospitals, that transact with companies in the biotechnology industry, often rely on third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations to reimburse all or a portion of the cost of healthcare related products or services. Biotechnology companies will continue to be affected by the efforts of governments and third party payors to contain or reduce health care costs. For example, certain foreign markets control pricing or profitability of biotechnology products and technologies. In the United States, there has been, and there will likely continue to be, a number of federal and state proposals to implement similar controls.
A biotechnology company’s valuation could be based on the potential or actual performance of a limited number of products and could be adversely affected if one of its products proves unsafe, ineffective or unprofitable. Such companies may also be characterized by thin capitalization and limited markets, financial resources or personnel.

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The stock prices of companies involved in the biotechnology sector have been and will likely continue to be extremely volatile.
Managed Care Sector Risk. Companies in the managed care sector often assume the risk of both medical and administrative costs for their customers in return for monthly premiums. The profitability of these products depends in large part on the ability of such companies to predict, price for, and effectively manage medical costs. Managed care companies base the premiums they charge and their Medicare bids on estimates of future medical costs over the fixed contract period; however, many factors may cause actual costs to exceed what was estimated and reflected in premiums or bids. These factors may include medical cost inflation, increased use of services, increased cost of individual services, natural catastrophes or other large-scale medical emergencies, epidemics, the introduction of new or costly treatments and technology, new mandated benefits (such as the expansion of essential benefits coverage) or other regulatory changes and insured population characteristics. Relatively small differences between predicted and actual medical costs or utilization rates as a percentage of revenues can result in significant changes in financial results.
Managed care companies are regulated at the federal, state, local and international levels. Insurance and Health Maintenance Organizations (“HMOs”) subsidiaries must be licensed by and are subject to the regulations of the jurisdictions in which they conduct business. U.S.  health plans and insurance companies are also regulated under state insurance holding company regulations, and some of their activities may be subject to other health care-related regulations. The health care industry is also regularly subject to negative publicity, including as a result of governmental investigations, adverse media coverage and political debate surrounding industry regulation. Negative publicity may adversely affect stock price, damage the reputation of managed care companies in various markets or foster an increasingly active regulatory environment, which, in turn, could further increase the regulatory burdens under which such companies operate and their costs of doing business.
The evolution of the ACA and other regulatory reforms could materially and adversely affect the manner in which U.S. managed care companies conduct business and their results of operations, financial position and cash flows. The ACA includes guaranteed coverage and expanded benefit requirements, eliminates pre-existing condition exclusions and annual and lifetime maximum limits, restricts the extent to which policies can be rescinded, establishes minimum medical loss ratios, creates a federal premium review process, imposes new requirements on the format and content of communications (such as explanations of benefits) between health insurers and their members, grants to members new and additional appeal rights, and imposes new and significant taxes on health insurers and health care benefits.
New laws or regulations could drive substantial change to the way healthcare products and services are currently delivered and paid for in the United States. Health plans and insurance companies could face meaningful disruption or disintermediation if the U.S. migrates to a single payer healthcare system where the government acts as the sole payer of healthcare services for the entire population. A transformative overhaul of the U.S. healthcare system could impact the financial viability of managed care companies in which the Fund may invest.
Managed care companies contract with physicians, hospitals, pharmaceutical benefit service providers, pharmaceutical manufacturers, and other health care providers for services. Suchcompanies’ results of operations and prospects are substantially dependent on their continued ability to contract for these services at competitive prices. Failure to develop and maintain satisfactory relationships with health care providers, whether in-network or out-of network,could materially and adversely affect business, results of operations, financial position and cash flows.
Life Science and Tools Industry Risk. Life sciences industries are characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company’s revenue, obsolete. Obtaining governmental approval from agencies such as the FDA, the U.S. Department of Agriculture and other U.S. and non-U.S. governmental agencies for new products can be lengthy, expensive and uncertain as to outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Fund. In addition,governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance, such as genetically altered material. These various factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular life sciences industries.
Intense competition exists within and among certain life sciences industries, including competition to obtain and sustain proprietary technology protection. Life sciences companies can be highly dependent on the strength of patents, trademarks and other intellectual property rights for maintenance of profit margins and market share. Accordingly, such companies may be significantly affected by such things as the expiration of patents or the loss of , or the inability to enforce, intellectual property rights. The complex nature of the technologies involved can lead to patent disputes, including litigation that could result in a company losing an exclusive

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right to a patent. Competitors of life sciences companies may have substantially greater financial resources, more extensive development, manufacturing,marketing and service capabilities, and a larger number of qualified managerial and technical personnel. Such competitors may succeed in developing technologies and products that are more effective or less costly than any that may b e developed by life sciences companies in which the Fund invests and may also prove to be more successful in production and marketing. Competition may increase further as a result of potential advances in health services and medical technology and greater availability of capital for investment in these fields.
With respect to healthcare industries, cost containment measures already implemented by the federal government, state governments and the private sector have adversely affected certain sectors of these industries. Increased emphasis on managed care in the United States may put pressure on the price and usage of products sold by life sciences companies in which the Fund may invest and may adversely affect the sales and revenues of life sciences companies.
Product development efforts by life sciences companies may not result in commercial products for many reasons, including, but not limited to, failure to achieve acceptable clinical trial results, limited effectiveness in treating the specified condition or illness, harmful side effects, failure to obtain regulatory approval, and high manufacturing costs. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those life sciences companies.
Certain life sciences companies in which the Fund may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceuticals, medical devices or other products. There can be no assurance that a product liability claim would not have a material adverse effect on the business, financial condition or securities prices of a company in which the Fund has invested.
Healthcare Technology Sector Risk. Companies in the healthcare technology sector may incur substantial costs related to product-related liabilities. Many of the software solutions,health care devices or services developed by such companies are intended for use in collecting, storing and displaying clinical and health care-related information used in the diagnosis and treatment of patients and in related health care settings such as admissions,billing, etc. The limitations of liability set forth in the companies’ contracts may not be enforceable or may not otherwise protect these companies from liability for damages. Healthcare technology companies may also be subject to claims that are not covered by contract, such as a claim directly by a patient. Although such companies may maintain liability insurance coverage, there can be no assurance that such coverage will cover any particular claim that has been brought or that may be brought in the future, that such coverage will prove to be adequate or that such coverage will continue to remain available on acceptable terms, if at all.
Healthcare technology companies may experience interruption at their data centers or client support facilities. The business of such companies often relies on the secure electronic transmission, data center storage and hosting of sensitive information, including protected health information, financial information and other sensitive information relating to clients,company and workforce. In addition, such companies may perform data center and/or hosting services for certain clients, including the storage of critical patient and administrative data and support services through various client support facilities. If any of these systems are interrupted, damaged or breached by an unforeseen event or actions of a third party,including a cyber-attack, or fail for any extended period of time, it could have a material adverse impact on the results of operations for such companies.
The proprietary technology developed by healthcare technology companies may be subject to claims for infringement or misappropriation of intellectual property rights of others, or maybe infringed or misappropriated by others. Despite protective measures and intellectual property rights, such companies may not be able to adequately protect against theft, copying,reverse-engineering, misappropriation, infringement or unauthorized use or disclosure of their intellectual property, which could have an adverse effect on their competitive position. In addition, these companies are routinely involved in intellectual property infringement or misappropriation claims and it is expected that this activity will continue or even increase as the number of competitors, patents and patent enforcement organizations in the healthcare technology market increases, the functionality of software solutions and services expands, the use of open-source software increases and new markets such as health care device innovation, health care transactions, revenue cycle, population health management and life sciences are entered into. These claims, even if not meritorious, are expensive to defend and are often incapable of prompt resolution.
The success of healthcare technology companies depends upon the recruitment and retention of key personnel. To remain competitive, such companies must attract, motivate and retain highly skilled managerial, sales, marketing, consulting and technical personnel, including executives, consultants, programmers and systems architects skilled in healthcare technology,health care devices, health care transactions, population health management, revenue cycle and life sciences industries and the technical environments in which solutions, devices and services are needed. Competition for such personnel in the healthcare technology sector is intense in both the

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United States and abroad. The failure to attract additional qualified personnel could have a material adverse effect on healthcare technology companies’ prospects for long-term growth.
Healthcare Services Sector Risk. The operations of healthcare services companies are subject to extensive federal, state and local government regulations, including Medicare and Medicaid payment rules and regulations, federal and state anti-kickback laws, the physician self-referral law (“Stark Law”) and analogous state self-referral prohibition statutes, Federal Acquisition Regulations, the False Claims Act and federal and state laws regarding the collection, use and disclosure of patient health information and the storage, handling and administration of pharmaceuticals. The Medicare and Medicaid reimbursement rules related to claims submission, enrollment and licensing requirements, cost reporting, and payment processes impose complex and extensive requirements upon dialysis providers as well. A violation or departure from any of these legal requirements may result in government audits,lower reimbursements, significant fines and penalties, the potential loss of certification,recoupment efforts or voluntary repayments. If healthcare services companies fail to adhere to all of the complex government regulations that apply to their businesses, such companies could suffer severe consequences that would substantially reduce revenues, earnings, cash flows and stock prices.
A substantial percentage of a healthcare services company’s service revenues may be generated from patients who have state Medicaid or other non-Medicare government-based programs, such as coverage through the Department of Veterans Affairs (“VA”), as their primary coverage. As state governments and other governmental organizations face increasing budgetary pressure, healthcare services companies may in turn face reductions in payment rates, delays in the receipt of payments, limitations on enrollee eligibility or other changes to the applicable programs.
Adverse economic conditions could adversely affect the business and profitability of healthcare services companies. Among other things, the potential decline in federal, non-U.S. government and state revenues that may result from such conditions may create additional pressures to contain or reduce reimbursements for services from Medicare, Medicaid and other government sponsored programs. Increasing job losses or slow improvement in the unemployment rate in the United States and elsewhere as a result of adverse or recent economic conditions may result in a smaller percentage of patients being covered by an employer group health plan and a larger percentage being covered by lower paying Medicare and Medicaid programs. Employers may also select more restrictive commercial plans with lower reimbursement rates. To the extent that payors are negatively impacted by a decline in the economy, healthcare services companies may experience further pressure on commercial rates, a further slowdown in collections and a reduction in the amounts they expect to collect. In addition, uncertainty in the financial markets could adversely affect the variable interest rates payable under credit facilities or could make it more difficult to obtain or renew such facilities or to obtain other forms of financing in the future, if at all. Any or all of these factors, as well as other consequences of the adverse economic conditions which cannot currently be anticipated, could have a material adverse effect on a healthcare services company’s revenues, earnings and cash flows and otherwise adversely affect its financial condition.
Healthcare Supplies Sector Risk. If healthcare supplies companies are unable to successfully expand their product lines through internal research and development and acquisitions, their business may be materially and adversely affected. In addition, if these companies are unable to successfully grow their businesses through marketing partnerships and acquisitions, their business may be materially and adversely affected.
Consolidation of healthcare providers has increased demand for price concessions and caused the exclusion of suppliers from significant market segments. It is expected that market demand, government regulation, third-party reimbursement policies, government contracting requirements and societal pressures will continue to change the worldwide healthcare industry, resulting in further business consolidations and alliances among customers and competitors. This may exert further downward pressure on the prices of healthcare suppliescompanies’ products and adversely impact their businesses, financial conditions or results of operations.
Quality is extremely important to healthcare supplies companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of their products and services. If a healthcare supplies company fails to meet these standards or fails to adapt to evolving standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.
Healthcare Facilities Sector Risk. A healthcare facility’s ability to negotiate favorable contracts with HMOs, insurers offering preferred provider arrangements and other managed care plans significantly affects the revenues and operating results of such healthcare facilities.
In addition, private payers are increasingly attempting to control health care costs through direct contracting with hospitals to provide services on a discounted basis, increased utilization reviews and greater enrollment in managed care programs, such as HMOs and Preferred Provider Organizations (“PPOs”). The trend toward consolidation among private managed care payers tends to increase their bargaining power over prices and fee structures. As various provisions of the ACA evolve, it is not clear what impact, if any, the increased obligations on private payers imposed by the health care

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reform law will have on a healthcare facility’s ability to negotiate reimbursement increases. Non-government payers may increasingly demand reduced fees. If a healthcare facility is unable to enter into and maintain managed care contractual arrangements on acceptable terms, if it experiences material reductions in the contracted rates received from managed care payers, or if it has difficulty collecting from managed care payers, its results of operations could be adversely affected.
Further changes in the Medicare and Medicaid programs or other government health care programs could have an adverse effect on a healthcare facility’s business. In addition to the changes affected by the ACA, the Medicare and Medicaid programs are subject to other statutory and regulatory changes, administrative rulings, interpretations and determinations concerning patient eligibility requirements, funding levels and the method of calculating payments or reimbursements, among other things, requirements for utilization review, and federal and state funding restrictions. All of these could materially increase or decrease payments from government programs in the future, as well as affect the cost of providing services to patients and the timing of payments to facilities, which could in turn adversely affect a healthcare facility’s overall business, financial condition, results of operations or cash flows.
Healthcare facilities are adversely affected by uninsured and underinsured patients, as well as a growing mix of Medicare and Medicaid patients that typically have lower reimbursement rates than commercial managed care patients As a result, healthcare facilities continue to experience a shift in payer mix and a high level of uncollectible accounts, which could worsen if there is an increase in unemployment. Healthcare facilities may continue to experience significant levels of bad debt expense and may have to provide uninsured discounts and charity care for undocumented immigrants who are not permitted to enroll in a health insurance exchange or government health care program. The trend of higher co-pays and deductibles and a focus on migrating healthcare utilization to lower cost sites of care, may also pressure volumes and revenue at certain healthcare facilities which could adversely impact the financial condition of hospitals and facilities with high fixed cost structures.
Healthcare Equipment Sector Risk. The medical device markets are highly competitive and a healthcare equipment company many be unable to compete effectively. These markets are characterized by rapid change resulting from technological advances and scientific discoveries.
Development by other companies of new or improved products, processes, or technologies may make a healthcare equipment company’s products or proposed products less competitive. In addition, these companies face competition from providers of alternative medical therapies such as pharmaceutical companies.
Medical devices and related business activities are subject to rigorous regulation, including by the FDA, the U.S. Department of Justice (“DOJ”), and numerous other federal, state, and foreign governmental authorities. These authorities and members of Congress have been increasing their scrutiny of the healthcare equipment industry. In addition, certain states have passed or are considering legislation restricting healthcare equipment companies’ interactions with health care providers and requiring disclosure of certain payments to them. It is anticipated that governmental authorities will continue to scrutinize this industry closely,and that additional regulation may increase compliance and legal costs, exposure to litigation, and other adverse effects to operations.
Healthcare equipment companies are substantially dependent on patent and other proprietary rights and failing to protect such rights or to be successful in litigation related to such rights may result in the payment of significant monetary damages and/or royalty payments, may negatively impact the ability of healthcare equipment companies to sell current or future products, or may prohibit such companies from enforcing their patent and other proprietary rights against others.
Quality problems with the processes, goods and services of a healthcare equipment company could harm the company’s reputation for producing high-quality products and erode its competitive advantage, sales and market share. Quality is extremely important to healthcare equipment companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of goods and services. If a healthcare equipment company fails to meet these standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.
Healthcare Distributors Sector Risk. Companies in the healthcare distribution sector operate in markets that are highly competitive. Because of competition, many of these companies face pricing pressures from customers and suppliers. If these companies are unable to offset margin reductions caused by pricing pressures through steps such as effective sourcing and enhanced cost control measures, the financial condition of such companies could be adversely affected. In addition, the healthcare industry has continued to consolidate. Further consolidation among customers and suppliers (including branded pharmaceutical manufacturers) could give the resulting enterprises greater bargaining power,which may adversely impact the financial condition of companies in the healthcare distribution sector.
Fewer generic pharmaceutical launches or launches that are less profitable than those previously experienced may have an adverse effect on the profits of companies in the healthcare distribution sector. Additionally, prices for existing generic pharmaceuticals

42	abrdn Healthcare Investors

Additional Information Regarding the Fund (Unaudited)   (continued)

generally decline over time, although this may vary. Price deflation on existing generic pharmaceuticals may have an adverse effect on company profits. With respect to branded pharmaceutical price appreciation, if branded manufacturers increase prices less frequently or by amounts that are smaller than have been experienced historically, healthcare distribution companies may profit less from branded pharmaceutical agreements.
The healthcare industry is highly regulated, and healthcare distribution companies are subject to regulation in the United States at both the federal and state level and in foreign countries. If healthcare distribution companies fail to comply with these regulatory requirements, the financial condition of such companies could be adversely affected.
Due to the nature of the business of healthcare distribution companies, such companies may from time to time become involved in disputes or legal proceedings. For example, some of the products that these companies distribute may be alleged to cause personal injury or violate the intellectual property rights of another party, subjecting such companies to product liability or infringement claims. Litigation is inherently unpredictable, and the unfavorable resolution of one or more of these legal proceedings could adversely affect the cash flows and balance sheets of healthcare distribution companies. Pharmaceutical distributors currently face lawsuits related to the abuse of opioid medications in the United States. The allegations include that pharmaceutical distributors failed to provide effective controls around the quantities of opioid medications distributed to certain pharmacies, failed to properly prevent the diversion of medications and failed to report suspicious orders. Pharmaceutical distributors are in discussions with federal, state and local jurisdictions related to their role in the distribution of opioid pharmaceuticals and it is possible that they will be required to pay multi-billion dollar settlements related to the ongoing litigation.
Healthcare distribution companies depend on the availability of various components,compounds, raw materials and energy supplied by others for their operations. Any of these supplier relationships could be interrupted due to events beyond the control of such companies, including pandemics, epidemics or natural disasters, or could be terminated. A sustained supply interruption could have an adverse effect on business.
Risks Associated with Regulatory and Policy Changes. At any time after the date hereof, U.S. and non-U.S. governmental agencies and other regulators may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund. These regulations and laws impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and Shareholders of, the Fund are taxed. In particular, changes to U.S. healthcare policy could affect the Fund and its investments. The affordability of healthcare in the U.S. will remain a topic of debate, and proposals, laws and regulations to reduce the costs of healthcare products and services could adversely impact healthcare companies that the Fund invests in.
Investment in Emerging Growth Companies. The Fund may invest in equity securities of emerging growth healthcare companies. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result insubstantial losses. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.
Liquidity of Portfolio Investments. The Fund may invest in securities that are traded in the over-the-counter markets or on regional stock exchanges where the low trading volume of a particular security may result in abrupt and erratic price movements or that are not traded in any market. An investment in such securities may have limited liquidity, and the Fund may find it necessary to sell at a discount from recent prices or to sell over extended periods of time when disposing of such securities. In addition, the Fund may invest up to40% of its net assets in Restricted Securities, which by their terms are illiquid. In many cases,Restricted Securities in which the Fund may invest cannot be sold except in a public offering registered under the Securities Act of 1933, as amended, pursuant to an exemption from the Securities Act or in compliance with applicable Securities and Exchange Commission regulations.
Venture Capital Investments Risk. The Fund may occasionally invest in venture capital opportunities. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses. Some of the venture capital opportunities in which the Fund may invest are expected to be companies that are in a “start-up” stage of development, have little or no operating history, operate at a loss or with substantial variations in operating results from period to period, have limited products, markets, financial resources or management depth, or have the need for substantial additional “follow-on” capital to support expansion or to achieve or maintain a competitive position. Such additional investments may dilute the interests of prior investors, such as the Fund. Some of these companies may be emerging companies at the research and development stage with no marketable or approved products or technology. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.
These investments, which are considered Restricted Securities, will be made primarily in convertible preferred stock. The Fund may also purchase non-convertible debt securities in connection with its

abrdn Healthcare Investors	43

Additional Information Regarding the Fund (Unaudited)   (continued)

venture capital investments, and otherwise when the Investment Adviser believes that such investments would be consistent with the Fund’s investment objective. While these debt investments typically will not be rated, the Investment Adviser believes that,in light of the risk characteristics associated with investments in emerging growth companies,if such investments were to be compared with investments rated by S&P or Moody’s, they may be rated as low as “C” in the rating categories established by S&P and Moody’s. Such securities are commonly referred to as “junk bonds” and are considered, on balance, as predominantly speculative.
Restricted Securities and Valuation Risk. Some of the Fund’s investments are subject to restrictions on resale and generally have no established trading market or are otherwise illiquid with little or no trading activity. The valuation process requires an analysis of various factors. The Fund’s fair value methodology includes the examination of, among other things,(i) the existence of any contractual restrictions on the disposition of the securities;(ii) information obtained from the issuer which may include an analysis of the company’s financial statements, the company’s products or intended markets, or the company’s technologies; and (iii) the price of a security sold at arm’s length in an issuer’s subsequent completed round of financing. As there is typically no readily available market value for some of the Restricted Securities in the Fund’s portfolio, such Restricted Securities in the Fund’s portfolio are valued at fair value as determined in good faith by or under the direction of the Board pursuant to the Fund’s valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments determined in good faith by the Board may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. There is no single standard for determining fair value in good faith.
As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment, while employing a consistently applied valuation process for the types of investments the Fund makes.
Foreign Securities Risk. The Fund may invest up to 20% of its net assets in Foreign Securities. Foreign Securities involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign Securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to Shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries. Adverse diplomatic developments may include the imposition of economic or trade sanctions or other measures by the U.S. or other governments and supranational organizations or changes in trade policies. These developments may, among other things, limit the ability of the Fund to invest in certain securities or require the disposition of an investment.
Management Risk. The Fund’s ability to achieve its investment objective is directly related to the Investment Adviser’s investment strategies for the Fund. The value of your investment in the Fund’s common shares may vary with the effectiveness of the research and analysis conducted by the Investment Adviser and its ability to identify and take advantage of attractive investment opportunities. If the investment strategies of the Investment Adviser do not produce the expected results, the value of your investment could be diminished or even lost entirely, and the Fund could underperform the market or other funds with similar investment objective.
Key Personnel Risk. There may be only a limited number of securities professionals who have comparable experience to that of the Fund’s

44	abrdn Healthcare Investors

Additional Information Regarding the Fund (Unaudited)   (continued)

existing portfolio management team in the area of healthcare companies. If one or more of the team members dies, resigns, retires or is otherwise unable to act on behalf of the Investment Adviser, there can be no assurance that a suitable replacement could be found immediately.
Concentration of Investments. The Fund may from time to time concentrate its investments in a few issuers and take large positions in those issuers. As a result, the Fund may be subject to a greater risk of loss than an investment company that diversifies its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund’s NAV reflecting fluctuation in the value of its large holdings. The Fund may make investments in any company with the objective of controlling or influencing the management and policies of that company. Investing for the purpose of controlling or influencing the management and policies of a company could potentially make the Fund less diversified and more susceptible to declines in the value of the company’s stock. The Investment Adviser may seek a control position in private venture capital investments where the Investment Adviser believes its knowledge and experience will be of significant benefit to the invested company and, therefore, to the Fund’s investment. The Investment Adviser expects to seek control in public companies only occasionally and most often in companies with a small capitalization.
Anti-Takeover Provisions Risk. The Fund’s Amended and Restated Declaration of Trust(“Declaration of Trust”), dated April 21, 1987, as amended, has provisions that could have the effect of limiting the ability of other entities or persons to (1) acquire control of the Fund,(2) cause it to engage in certain transactions, or (3) modify its structure. The By-Laws also contain provisions regarding qualifications for nominees for Trustee positions, advance notice of Shareholder proposals, and requirements for the call of special Shareholder meetings. These provisions may be considered “anti-takeover” provisions.
Related Party Transactions Risk. The Fund may be subject to certain potential conflicts of interest. Although the Fund has no obligation to do so, it may place brokerage orders with brokers who provide supplemental investment research and market and statistical information about healthcare companies and the healthcare industries. In addition, other investment companies advised by the Investment Adviser may concurrently invest with the Fund in Restricted Securities under certain conditions. The Fund also may invest, subject to applicable law, in companies in which the principals of the Investment Adviser or Trustees of the Fund have invested, or for which they serve as directors or executive officers.
The Investment Company Act prohibits the Fund from engaging in certain transactions involving its “affiliates,” including, among others, the Fund’s Trustees, officers and employees,the Investment Adviser and any “affiliates” of such affiliates except pursuant to an exemptive order or the provisions of certain rules under the Investment Company Act. In the view of the staff of the Commission, other investment companies advised by the Investment Adviser may,in some instances, be viewed to be affiliates of the Fund. Such legal restrictions and delays and costs involved in obtaining necessary regulatory approvals may preclude or discourage the Fund from making certain investments and no assurance can be given that any exemptive order sought by the Fund will be granted.
The Investment Adviser’s investment team is responsible for managing the Fund as well as three other closed-end investment companies. In the future, the investment team may manage other funds and accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. In the future, a portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance based fee. The side-by-side management of these funds or accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
Regulation as a “Commodity Pool”. The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund pursuant to Regulation 4.5 promulgated by the U.S. Commodity Futures Trading Commission (the “CFTC”). For the Investment Adviser to continue to qualify for the exclusion under CFTC Regulation 4.5 with respect to the Fund, the aggregate initial margin and premiums required to establish our positions in derivative instruments subject to the jurisdiction of the Commodity Exchange Act of 1936, as amended (“CEA”) (other than positions entered into for hedging purposes) may not exceed five percent of the Fund’s liquidation value or, alternatively, the net notional value of the Fund’s aggregate investments in CEA-regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed 100% of the Fund’s liquidation value. In the event the Investment Adviser fails to qualify for the exclusion with respect to the Fund and is required to register as a “commodity pool operator”, it will become subject to additional disclosure, record keeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.
Special Purpose Acquisition Company Risk. The Fund may invest in SPACs. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Certain SPACs may seek

abrdn Healthcare Investors	45

Additional Information Regarding the Fund (Unaudited)   (concluded)

acquisitions only in limited industries or regions. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders, unless such shareholders approve alternative arrangements. Investments in SPACs may be illiquid and/or be subject to restrictions on resale.
Fundamental Investment Restrictions
The Fund has adopted the following fundamental restrictions, which, like its investment objective, may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, means the lesser of (1) 67% of the voting shares present in person or by proxy at a meeting at which more than 50% of the outstanding voting shares are present in person or by proxy, or (2) more than 50% of the outstanding voting shares).
1.	The Fund may not purchase or sell commodities or commodities contracts. The prohibition on the purchase or sale of commodities applies to the purchase or sale of “physical” commodities.
2.	The Fund may not purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
3.	The Fund may not underwrite securities of other issuers, except to the extent that, in connection with the disposition of its portfolio securities, the Fund may be deemed an underwriter under federal or state securities law.
4.	The Fund may not invest less than 25% of its net assets in securities of companies in the healthcare industries.
5.	The Fund may not invest more than 40% of the Fund’s net assets in venture capital or other Restricted Securities.
6.	The Fund may issue senior securities to the extent permitted under the 1940 Act and the rules and regulations thereunder.
7.	The Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund, except as may be necessary in connection with permitted borrowings under 6 above.
8.	The Fund may not make loans of money, except by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies. The Fund reserves the authority to enter into repurchase agreements and to make loans of its portfolio securities to qualified institutional investors, brokers, dealers, banks or other financial institutions, so long as the terms of the loans are not inconsistent with the requirements of the Investment Company Act. Such loans may not exceed an aggregate amount of 33 1/3% of the Fund’s net assets.
Non-Fundamental Investment Restrictions
In addition, the Fund has adopted the following investment policies, which may be changed by the action of the Board of Trustees (the “Board”) without Shareholder approval:
1.	The Fund, under normal circumstances, will have at least 80% of its net assets invested in securities of healthcare companies. This investment policy may not be changed without 60 days’ prior notice to Shareholders.
2.	To the extent not invested in the securities of healthcare companies, assets of the Fund will be invested in cash, U.S. Government Securities, money market instruments or money market mutual funds for liquidity. When, in the opinion of the Investment Adviser, adverse market conditions or industry expectations support such action, the Fund may temporarily take a defensive position of up to 75% of net assets in liquid investments. The money market instruments in which the Fund may invest include certificates of deposit and bankers' acceptances issued by domestic branches of federally-insured U.S. banks and savings and loan associations and commercial paper and high and upper medium grade corporate debt securities rated, as of the date of purchase, among the highest rating categories of Moody's Investors Service Inc. (Aaa, Aa or A for bonds; MIG-1, MIG-2 or MIG-3 for notes; P-1 for commercial paper) or Standard & Poor's Corporation (AAA, AA or A for bonds; SP-1+ to SP-2 for notes; A-1 for commercial paper). The Fund also may invest in shares of money market mutual funds that invest in money market instruments and U.S. Government Securities.
3.	The Fund may not invest more than 20% of its net assets at the time of purchase in securities of foreign issuers.
Except as otherwise noted, all percentage limitations set forth above apply immediately after a purchase and a subsequent change in the applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

46	abrdn Healthcare Investors

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Trustees of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of the Fund's share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

abrdn Healthcare Investors	47

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

48	abrdn Healthcare Investors

Management of the Fund  (Unaudited)
As of September 30, 2024

The names, years of birth and business addresses of the Board Members and officers of the Fund as of the most recent fiscal year end, their principal occupations during at least the past five years, the number of portfolios each Board Member oversees and other directorships they hold are provided in the tables below. Board Members that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund's Advisers are included in the table below under the heading “Interested Board Members.” Board Members who are not interested persons, as described above, are referred to in the table below under the heading “Independent Board Members.” abrdn Inc., its parent company abrdn plc, and its advisory affiliates are collectively referred to as “abrdn” in the tables below.
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Interested Board Member
Christian Pittard*** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1973	Class A Trustee and President	Term expires 2026; Trustee since 2024	Mr. Pittard is Head of Closed End Funds for abrdn responsible for the US and UK businesses. He is also Managing Director of Corporate Finance having done a significant number of closed end fund transactions in the US and UK since joining abrdn in 1999. Previously, he was Head of the Americas and the North American Funds business based in the US.	12 Registrants consisting of 12 Portfolios	None.
Independent Board Members
Jeffrey A. Bailey c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1962	Class A Trustee	Term expires 2026; Trustee since 2020	Mr. Bailey was the CEO of IllummOss Inc from 2018-2020. He also served as the Board Chairman of Aileron Therapeutics Inc. 2017-2024 and Independent Board Chair of Tekla Funds 2020 - 2023. Most recently he served as the Director and CEO of BioDelivery Systems, Inc. from 2020-2022. He currently also serves on the board of Aurinia Pharmaceuticals.	4 Registrants consisting of 4 Portfolios	None.
Rose DiMartino c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1952	Class B Trustee	Term expires 2027; Trustee since 2023	Ms. DiMartino has been retired since 2019. Previously, she was Partner (1991-2017) and Senior Counsel (2017-2019) at the law firm of Willkie Farr & Gallagher LLP.	6 Registrants consisting of 8 Portfolios	None
Kathleen Goetz c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1966	Class C Trustee	Term expires 2025; Trustee since 2021	Independent Consultant (since 2020); Novartis Pharmaceuticals: Vice President and Head of Sales (2017-2019), Executive Director of Strategic Account Management (2015-2016).	4 Registrants consisting of 4 Portfolios	None.
abrdn Healthcare Investors	49

Management of the Fund  (Unaudited)  (continued)
As of September 30, 2024

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
C. William Maher c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1961	Class B Trustee	Term expires 2027; Trustee since 2023	Mr. Maher is a Co-founder of Asymmetric Capital Management LLC from May 2018 to September 2020. Formerly Chief Executive Officer of Santa Barbara Tax Products Group from October 2014 to April 2016.	7 Registrants consisting of 7 Portfolios	None.
Todd Reit c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Chair of the Board, Class C Trustee	Term expires 2025; Trustee since 2023	Mr. Reit is a a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank’s asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).	9 Registrants consisting of 9 Portfolios	None.

*	As of the most recent fiscal year end, the Fund Complex has a total of 18 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (20 Portfolios), and abrdn ETFs (3 Portfolios).
**	Current directorships (excluding Fund Complex) as of September 30, 2024 held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
***	Mr. Pittard is deemed to be an interested person because of his affiliation with the Fund’s investment adviser.
50	abrdn Healthcare Investors

Management of the Fund  (Unaudited)  (continued)
As of September 30, 2024

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Jason Akus** abrdn Inc. 28 State Street 17th floor Boston, MA 02109 Year of Birth: 1974	Vice President	Since 2023	Currently Senior Investment Director. Dr. Akus joined abrdn Inc in October 2023 from Tekla Capital Management where he was employed as a Senior Vice President of Research.
Joseph Andolina** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer and Vice President - Compliance	Since 2023	Currently, Chief Risk Officer – Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as US Counsel since 2012.
Joshua Duitz** abrdn Inc. 875 Third Ave 4th Floor, Suite 403 New York, NY 10022 Year of Birth: 1970	Vice President	Since 2023	Currently, Head of Global Income at abrdn Inc. Mr. Duitz joined abrdn Inc. in 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager.
Sharon Ferrari** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer	Since 2023	Currently, Director, Product Management for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Alan Goodson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President	Since 2023	Currently, Executive Director and Head of Product & Client Solutions – Americas for abrdn Inc., overseeing Product Management & Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.
Megan Kennedy** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2023	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
Ben Ritchie** abrdn Investments Limited 280 Bishopsgate London, E2M 4AG Year of Birth: 1980	Vice President	Since 2023	Currently Head of the Developed Markets Equity team at abrdn.
Kolotioloma Silue** abrdn Inc. 28 State Street 17th floor Boston, MA 02109 Year of Birth: 1977	Vice President	Since 2024	Currently, Senior Product Manager for abrdn Inc. Mr. Silue joined abrdn Inc in October 2023 from Tekla Capital Management where he was employed as a Senior Manager of Fund Administration.
Lucia Sitar** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President and Chief Legal Officer	Since 2023	Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in 2007.
abrdn Healthcare Investors	51

Management of the Fund  (Unaudited)  (concluded)
As of September 30, 2024

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Michael Taggart** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President	Since 2023	Currently, Closed End Fund Specialist at abrdn Inc since 2023. Prior to that, he was Vice President of Investment Research and Operations at Relative Value Partners, LLC from June 2022. Prior to that, he was self-employed after having left Nuveen in November 2020, where he had served as Vice President of Closed-End Fund Product Strategy since November 2013.
Loretta Tse** abrdn Inc. 28 State Street 17th floor Boston, MA 02109 Year of Birth: 1967	Vice President	Since 2023	Currently Investment Director at abrdn. Ms. Tse joined abrdn in October 2023 from Tekla Capital Management LLC where she was a Vice President investing in venture. Previously, she worked for the Fred Hutchinson Cancer Research Center and Oxford Biosciences Partners.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are elected annually at a meeting of the Fund Board.
**	Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.
Further information about the Fund's Board Members and Officers is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling (800) 522-5465.
52	abrdn Healthcare Investors

Corporate Information

Trustees
Todd Reit, Chair
Jeffrey Bailey
Rose DiMartino
Kathleen Goetz
C. William Maher
Christian Pittard
Investment Adviser
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Administrator and Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington, D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@abrdn.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn Healthcare Investors are traded on the NYSE under the symbol “HQH.” Information about the Fund’s net asset value and market price is available at www.abrdnhqh.com.
This report, including the financial information herein, is transmitted to the shareholders of abrdn Healthcare Investors for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

HQH-ANNUAL

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of September 30, 2024, abrdn Healthcare Investors (the “Fund” or the “Registrant”) had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)	Not applicable

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that C. William Maher, a member of the Board of Trustees’ Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Maher as the Audit Committee’s financial expert. Mr. Maher is considered to be an “independent” trustee, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees[1]	(b) Audit-Related Fees[2]	(c) Tax Fees[3]	(d) All Other Fees[4]
September 30, 2024	$123,200	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%
September 30, 2023	$118,500	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

5 Pre-approval exception under Rule 2-01 of Regulation S-X. The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

(e)(1)	The Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser (the “Adviser”) or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships that may affect the independent auditor’s independence, including the disclosures required by PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Adviser that the Registrant, the Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. “Permissible non-audit services” include any professional services, including tax services, provided to the Registrant by the independent auditor, other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Registrant; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the PCAOB determines, by regulation, is impermissible. Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Registrant constitutes not more than 5% of the total amount of revenues paid by the Registrant to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) prior to the completion of the audit. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Pursuant to this authority, the Registrant’s Committee delegates to the Committee Chair, subject to subsequent ratification by the full Committee, up to a maximum amount of $25,000, which includes any professional services, including tax services, provided to the Registrant by its independent registered public accounting firm other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two fiscal years for non-audit services to the Registrant, and to the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”):

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
September 30, 2024	$0	$0	$629,124	$629,124
September 30, 2023	$0	$0	$1,171,994	$1,171,994

“Non-Audit Fees billed to Fund” for both fiscal years represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

As of the fiscal year ended September 30, 2024, the Audit Committee members were:

Jeffrey Bailey

Rose DiMartino

Kathleen Goetz

C. William Maher

Todd Reit

(b)	Not applicable.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Adviser, provided that the Registrant's Board of Trustees has the opportunity to periodically review the Adviser's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (d) and policies of the Adviser are included as Exhibit (e).

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, Jason Akus, M.D./M.B.A., Ashton L. Wilson, Christopher Abbott, Robert Benson, Kelly Girskis, Ph.D., Richard Goss, and Loretta Tse, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Akus exercises ultimate decision-making authority with respect to investments..

Individual & Position	Past Business Experience	Served on the Fund Since
Jason Akus, M.D./M.B.A Head of Healthcare Investments	Head of Healthcare Investments of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. He joined the predecessor investment adviser in 2001, where he was Senior Vice President, Research. Dr. Akus joined abrdn Inc. in October 2023.	2001
Ashton Wilson Senior Investments Director	Senior Investments Director of the investment adviser. He joined the predecessor investment adviser in 2018, where he was Senior Vice President. He was previously a Vice President in equity derivative trading at Goldman Sachs and Co. and was an equity derivative trader at Bank of America Merrill Lynch. He joined abrdn Inc. in October 2023	2018
Christopher Abbott Investment Director	Investment Director of the investment adviser. He joined the predecessor investment adviser in 2016, where he was Vice President, Research. Previously, Mr. Abbott was at Leerink Partners where he was a Vice President on the Equity Research Team. He joined abrdn Inc. in October 2023.	2016
Robert Benson Investment Director	Investment Director of the investment adviser. He joined the predecessor investment adviser in 2016, where he was Vice President. Previously, Mr. Benson was at State Street Global Advisors (SSgA) where he performed quantitative research for asset allocation, equities, and alternatives teams. He joined abrdn Inc. in October 2023.	2016
Kelly Girskis, Ph.D. Investment Director	Investment Director of the investment adviser. She joined the predecessor investment adviser in 2021, where she was Vice President, Research. Previously, Dr. Girskis was an Equity Research Associate at SVB Leerink. She joined abrdn Inc. in October 2023.	2021
Richard Goss Investment Director	Investment Director of the investment adviser. He joined the predecessor investment adviser in 2018, where he was Vice President, Research. Previously, Mr. Goss was at Leerink Partners where he was a Vice President on the Large Pharma and Biotech Equity Research Teams and a Healthcare Analyst at Datamonitor. He joined abrdn Inc. in October 2023.	2018
Loretta Tse, Ph.D. Investment Director	Investment Director of the investment adviser. She joined the predecessor investment adviser in 2015, where she was Vice President. She previously ran a biotech consulting business and worked at various venture funds and start-up companies and was Managing Director at Fred Hutchinson Cancer Research Center. She joined abrdn Inc. in October 2023.	2015

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS.

The following chart summarizes information regarding other accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” include the Fund. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member. The information in the table below is as of September 30, 2024.

Name of Portfolio Manager	Type of Accounts	Other Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Jason Akus	Registered Investment Companies	4	$3,303.31	0	0
	Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Ashton Wilson	Registered Investment Companies	4	$3,303.31	0	0
	Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Christopher Abbot	Registered Investment Companies	4	$3,303.31	0	0
	Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Robert Benson	Registered Investment Companies	4	$3,303.31	0	0
	Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Kelly Girskis	Registered Investment Companies	4	$3,303.31	0	0
	Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Richard Goss	Registered Investment Companies	4	$3,303.31	0	0
	Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Loretta Tse	Registered Investment Companies	4	$3,303.31	0	0
	Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

POTENTIAL CONFLICTS OF INTEREST

The Adviser and its affiliates (collectively referred to herein as “abrdn”) serve as investment advisers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance-based fees with qualified clients. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts (including UMA accounts) and discretionary SMA accounts, abrdn Inc. will utilize a third party service provider to deliver model portfolio recommendations and model changes to the Sponsors. abrdn Inc. seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our other discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each Sponsor on a when-traded, randomized full rotation schedule. All Sponsors will be included in the rotation schedule, including SMA and UMA.

UMA Sponsors will be responsible for determining how and whether to implement the model portfolio or model changes and implementation of any client specific investment restrictions. The Sponsors are solely responsible for determining the suitability of the model portfolio for each model delivery client, executing trades and seeking best execution for such clients.

As it relates to SMA accounts, abrdn Inc. will be responsible for managing the account on the basis of each client’s financial situation and objectives, the day to day investment decisions, best execution, accepting or rejecting client specific investment restrictions and performance. The SMA Sponsors will collect suitability information and will provide a summary questionnaire for our review and approval or rejection. For dual contract SMAs, abrdn Inc. will collect a suitability assessment from the client, along with the Sponsor suitability assessment. Our third party service provider will monitor client specific investment restrictions on a day to day basis. For SMA accounts, model trades will be traded by the Sponsor or may be executed through a “step-out transaction,”- or traded away- from the client’s Sponsor if doing so is consistent with abrdn’s obligation to obtain best execution. When placing trades through Sponsor Firms (instead of stepping them out), we will generally aggregate orders where it is possible and in the client’s best interests. In the event we are not comfortable that a Sponsor can obtain best execution for a specific security and trading away is infeasible, we may exclude the security from the model.

Trading costs are not covered by the Wrap Program fee and may result in additional costs to the client. In some instances, step-out trades are executed without any additional commission, mark-up, or mark-down, but in many instances, the executing broker-dealer may impose a commission or a mark-up or mark-down on the trade. Typically, the executing broker will embed the added costs into the price of the trade execution, making it difficult to determine and disclose the exact added cost to clients. In this instance, these additional trading costs will be reflected in the price received for the security, not as a separate commission, on trade confirmations or on account statements. In determining best execution for SMA accounts, abrdn Inc. takes into consideration that the client will not pay additional trading costs or commission if executing with the Sponsor.

While UMA accounts are invested in the same strategies as and may perform similarly to SMA accounts, there are expected to be performance differences between them. There will be performance dispersions between UMAs and other types of accounts because abrdn does not have discretion over trading and there may be client specific restrictions for SMA accounts.

abrdn may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed abrdn's recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. abrdn has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

(a)(3)

DESCRIPTION OF COMPENSATION STRUCTURE

abrdn’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for abrdn’s clients and shareholders.  abrdn operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

abrdn’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award is composed of a mixture of cash and a deferred award, the portion of which varies based on the size of the award.  Deferred awards are by default abrdn plc shares, with an option to put up to 50% of the deferred award into funds managed by abrdn. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

abrdn’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other abrdn employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

abrdn has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with abrdn’s sustained performance and, in respect of the deferral into funds managed by abrdn, to align the interest of portfolio managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to abrdn, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, abrdn takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, abrdn also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the abrdn environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via abrdn’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to abrdn clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of September 30, 2024
Jason Akus	None
Ashton Wilson	None
Christopher Abbot	None
Robert Benson	None
Kelly Girkskis	None
Richard Goss	None
Loretta Tse	None

(b)  Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2023-Oct. 31, 2023)	–	–	–	5,864,076
Month #2 (Nov. 1, 2023 – Nov. 30, 2023)	–	–	–	5,864,076
Month #3 (Dec. 1, 2023– Dec. 31, 2023)	–	–	–	5,864,076
Month #4 (Jan. 1, 2024 – Jan. 31, 2024)	–	–	–	5,864,076
Month #5 (Feb. 1, 2024 – Feb. 28, 2024)	–	–	–	5,864,076
Month #6 (Mar. 1, 2024 – Mar. 31, 2024)	–	–	–	5,864,076
Month #7 (Apr. 1, 2024 – Apr. 30, 2024)	–	–	–	5,864,076
Month #8 (May 1, 2024 – May 31, 2024)	–	–	–	5,864,076
Month #9 (June 1, 2024 – June 30, 2024)	–	–	–	5,864,076
Month #10 (Jul. 1, 2024 – Jul. 31, 2024)	–	–	–	6,169,130
Month #11 (Aug. 1, 2024 – Aug. 31, 2024)	–	–	–	6,169,130
Month #12 (Sep. 1, 2024– Sep. 30, 2024)	–	–	–	6,169,130
Total	–	–	–

(1)	On June 30, 2011, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees. In March 2024, the Board approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one-year period ending July 14, 2025. Prior to this renewal, in March 2023, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period ending July 14, 2024

Item 15. Submission of Matters to a Vote of Security Holders.

During the year ended September 30, 2024, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(a)(3)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(5)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2) as required by the terms of the Registrant’s SEC exemptive order.

(d)	Proxy Voting Policy of Registrant

(e)	Proxy Voting Policies and Procedures of Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Healthcare Investors

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
abrdn Healthcare Investors

Date: December 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
abrdn Healthcare Investors

Date: December 9, 2024

By:	/s/ Sharon Ferrari
Sharon Ferrari,
Principal Financial Officer of
abrdn Healthcare Investors

Date: December 9, 2024